AIG Japan Fund

Prospectus

2017

aig.com/funds

THIS IS A PRIVACY STATEMENT AND NOT PART OF THE PROSPECTUS.

Privacy Statement

SunAmerica Asset Management, LLC (“SunAmerica”) collects nonpublic personal information about you from the following sources:

•    Information we receive from you on applications or other forms; and

•    Information about your AIG Funds transactions with us or others, including your financial adviser.

SunAmerica will not disclose any nonpublic personal information about you or your account(s) to anyone unless one of the following conditions is met:

•    SunAmerica received your prior written consent;

•    SunAmerica believes the recipient is your authorized representative;

•    SunAmerica is permitted by law to disclose the information to the recipient in order to service your account(s); or

•    SunAmerica is required by law to disclose information to the recipient.

If you decide to close your account(s) or become an inactive customer, SunAmerica will adhere to the privacy policies and practices as described in this notice.

SunAmerica restricts access to your personal and account information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

Filed Pursuant to Rule 497(c)
Registration No. 033-08021

April 3, 2017	PROSPECTUS

AIG Japan Fund

Class	AIG Japan Fund: Ticker Symbols
W Shares	SAJWX

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Highlights: AIG Japan Fund

INVESTMENT GOAL

The investment goal of the AIG Japan Fund (the “Japan Fund” or the “Fund”) is long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class W
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None

Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.15%

Distribution and/or Service (12b-1) Fees	—

Other Expenses(1)	1.12%

Total Annual Fund Operating Expenses Before Fee Waivers and/or Expense Reimbursement	2.27%

Fee Waivers and/or Expense Reimbursement(2)(3)	0.57%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement(2),(3)	1.70%

(1)	Other expenses are based on estimated amounts for the current fiscal year.
(2)	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.70% and Class W shares. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This agreement will continue in effect indefinitely, unless terminated by the Board of Trustees, including a majority of the trustees of the Board who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended.
(3)	Any waivers and/or reimbursements made by SunAmerica pursuant to the Expense Limitation Agreement are subject to recoupment from the Fund within two years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the expense cap in effect at the time the waivers and/or reimbursements occurred.

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EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years

AIG Japan Fund
Class W Shares	$173	$536

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 151% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY AND TECHNIQUES OF THE FUND

The Fund’s principal investment strategy is country-specific investing. The strategy of country-specific investing involves investing in securities that focus on a particular country.

The principal investment technique of the Fund is active trading of securities of Japanese issuers and other investments that are tied economically to Japan (“Japanese companies”). Under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in Japanese companies. The Fund will invest primarily in common stocks and may invest in securities of companies of any size. The Fund may also invest in other equity securities, which include, without limitation, preferred stock, convertible securities, depositary receipts, rights and warrants.

In selecting investments for the Fund, the Fund’s subadviser, Wellington Management Company LLP (“Wellington Management”), will employ a contrarian investment process, which is based on valuation and behavioral finance principles applied to overlooked and misunderstood companies. In particular, the investment process incorporates traditional assessments of financial strength and management credibility with a disciplined approach to determining the current state of investor sentiment toward each industry and securities within the investment universe. The primary principle behind this process is that markets overreact to unexpected negative news, causing share prices to deeply undervalue near-term information.

The principal investment strategy and principal investment techniques of the Fund may be changed without shareholder approval. You will receive at least 60 days’ notice of any change to the 80% investment policy set forth above.

PRINCIPAL RISKS OF INVESTING IN THE FUND

There can be no assurance that the Fund’s investment goal will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment goal. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Fund.

Market Volatility and Securities Selection. The Fund invests significantly in equity securities. As with any equity fund, the value of your investment in the Fund may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity securities may rise or decline under varying market conditions — for example, “value” stocks may perform well under circumstances in which “growth” stocks in general have fallen. In addition, individual securities selected for the Fund may underperform the market generally. Moreover, while the Fund will seek to invest in securities that Wellington Management believes are misunderstood in the market or out-of-favor, there is a risk that the market may not recognize a security’s intrinsic value for a long period of time, or that a security judged to be attractively valued may actually be appropriately priced.

Geographic Concentration. Because the Fund concentrates its investments in Japan, the Fund’s performance is expected to be closely tied to social, political and economic conditions of that country. As a result, the Fund is likely to be more volatile than more geographically diverse international funds.

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Fund Highlights: AIG Japan Fund

Japan Exposure. The Japanese economy faces a number of long-term problems, including massive government debt, the aging and shrinking of the population, an unstable financial sector and low domestic consumption. Japan has experienced natural disasters of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist. Japan has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events).

International Investing. When investing internationally, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities and are subject to settlement practices and regulatory and financial reporting standards that differ from those in the U.S. In addition, the Fund’s performance may be affected by the broader Asian region, which includes emerging markets. Emerging markets are typically more volatile than more developed markets.

Small and Mid Market Capitalization. Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

Active Trading. As part of the Fund’s principal investment technique, the Fund may engage in active trading of its portfolio securities. Because the Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund’s performance. During periods of increased market volatility, active trading may be more pronounced.

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PERFORMANCE INFORMATION*

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year, and compare the Fund’s average annual returns to those of the Morgan Stanley Capital International (“MSCI”) Japan Index (Net), a broad measure of market performance. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the Table includes all applicable fees and sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.aig.com/funds or can be obtained by phone at 800-858-8850, ext. 6003.

Class W shares have not commenced operations as of the date of this Prospectus. As a result, no performance information is available. The returns for Class W shares will be substantially similar to returns for Class A shares because the shares are invested in the same portfolio of securities and will only differ to the extent that the classes have different expenses.

AIG JAPAN FUND     (Class A)

During the period shown in the Bar Chart, the highest return for a quarter was 23.54% (quarter ended June 30, 2009) and the lowest return for a quarter was -27.29% (quarter ended September 30, 2008).

The Fund’s cumulative year-to-date return through the most recent calendar quarter ended March 31, 2017 was 9.38%.

Average Annual Total Returns (as of the periods ended December 31, 2016)	Past One Year	Past Five Years	Past Ten Years
Return Before Taxes (Class A)	-3.27%	6.07%	-0.89%
Return After Taxes on Distributions (Class A)	-3.19%	4.56%	-1.97%
Return After Taxes on Distributions and Sale of Fund Shares (Class A)[1]	-1.54%	4.34%	-0.76%
MSCI Japan Index (Net)	2.38%	8.17%	0.54%

*	Effective January 27, 2012, the name of the Fund was changed to the SunAmerica Japan Fund and certain corresponding changes were made to the Fund’s investment strategy and techniques. Prior to this date, the Fund was managed as an international small-cap fund. The performance shown prior to January 27, 2012 represents the performance of the Fund as an international small-cap fund. Accordingly, this performance information does not reflect the management of the Fund in accordance with its current investment strategy and techniques.
[1]

When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

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Fund Highlights: AIG Japan Fund

INVESTMENT ADVISER AND SUBADVISER

The Fund’s investment adviser is SunAmerica. The Fund is subadvised by Wellington Management.

PORTFOLIO MANAGER

Name	Portfolio Manager of the Fund Since	Title
Jun Y. Oh	2012	Senior Managing Director and Equity Portfolio Manager affiliated with Wellington Management and located outside the U.S.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 7 of the Prospectus.

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Important Additional Information

PURCHASE AND SALE OF FUND SHARES

The Fund’s initial investment minimums generally are as follows:

CLASS W SHARES
Minimum Initial Investment	$50,000
Minimum Subsequent Investment	N/A

You may purchase or sell shares of the Fund each day the New York Stock Exchange is open. Purchase and redemption requests are executed at the Fund’s next net asset value to be calculated after the Fund or its agents receives your request in good order. You should contact your broker, financial adviser or financial institution.

TAX INFORMATION

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Shareholder Account Information

SELECTING A SHARE CLASS

The Fund offers Class W shares through this Prospectus.

Each class of shares has its own cost structure, so you can choose the one best suited to your investment needs. Your broker or financial adviser can help you determine which class is right for you.

Class W

•   Offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class W shares will depend on the structure of the particular advisory fee-based program.

•   No sales charges.

•   Lower annual expenses than Class A or C shares.

Sales Charge Arrangements and Waivers. The Fund and AIG Capital Services, Inc. (“ACS” or the “Distributor”) offer opportunities to purchase shares without sales charges under the programs described below. The Fund reserves the right to modify or cease offering these programs at any time without prior notice.

•

Dividend Reinvestment. Dividends and/or capital gains distributions received by a shareholder from the Fund will automatically be reinvested in additional shares of the Fund and share class without sales charge, at the net asset value (“NAV”) per share in effect on the payable date. Alternatively, dividends and distributions may be reinvested in any retail fund distributed by ACS. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date.

•

Exchange of Shares. Shares of the Fund may be exchanged for the same class of shares of one or more other retail funds distributed by ACS at NAV at the time of exchange. Please refer to “Additional Investor Services” in this Prospectus for more details about this program. In addition, in connection with advisory fee-based programs sponsored by certain financial intermediaries, and subject to the conditions set forth in the Fund’s SAI, shareholders may exchange their shares (i) from Class A or Class C shares of the Fund into Class W shares of the Fund and (ii) from Class W shares of the Fund into Class A shares of the Fund. Please refer to “Exchange Privilege” in the SAI for more details about these types of exchanges and the corresponding sales charge arrangements.

DISTRIBUTION AND SERVICE FEES

Class W shares are not subject to distribution fees or account maintenance fees.

ACS is paid a fee of 0.15% of average daily net assets of Class W shares, in compensation for providing additional shareholder services to Class W shareholders.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (Class W)

Class W shares of the Fund are offered exclusively for sale through advisory fee-based programs sponsored by certain financial intermediaries and any other institutions having agreements with the Fund, whose use of Class W shares will depend on the structure of the particular advisory fee-based program. The minimum initial investment for Class W shares of the Fund is $50,000 and there is no minimum subsequent investment. The minimum initial investment for Class W shares may be waived for certain fee-based programs. Inquiries regarding the purchase, redemption or exchange of Class W shares or the making or changing of investment choices should be directed to your financial adviser.

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If you invest in a Fund through your dealer, broker or financial adviser, your dealer, broker or financial adviser may charge you a transaction-based fee or other fees for its services in connection with the purchase or redemption of Fund shares. These fees are in addition to those imposed by the Fund and its affiliates. You should ask your dealer, broker or financial adviser about applicable fees.

Investment Through Financial Institutions. Dealers, brokers, financial advisers or other financial institutions (collectively, “Financial Institutions” or “Financial Intermediaries”) may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield and/or return to investors who invest through Financial Institutions may be less than an investor would receive by investing in the Fund directly. Financial Institutions may also set deadlines for receipt of orders that are earlier than the order deadline of the Fund due to processing or other reasons. An investor purchasing through a Financial Institution should read this Prospectus in conjunction with the materials provided by the Financial Institution describing the procedures under which Fund shares may be purchased and redeemed through the Financial Institution. For any questions concerning the purchase or redemption of Fund shares through a Financial Institution, please call your Financial Institution or the Fund (toll free) at (800) 858-8850.

TRANSACTION POLICIES

Valuation of shares. The NAV for the Fund and class is determined the Fund business day at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) by dividing the net assets of each class by the number of such class’s outstanding shares. The NAV for the Fund also may be calculated on any other day in which the Adviser determines that there is sufficient liquidity in the securities held by the Fund. As a result, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares. Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE, unless, in accordance with pricing procedures approved by the Board of Trustees, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are not readily available or unreliable are valued at fair value in accordance with pricing procedures periodically reviewed and approved by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Investments in registered investment companies that do not trade on an exchange are valued at the end of the day net asset per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security principally traded. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing.

As of the close of regular trading on the NYSE, securities traded primarily on securities exchanges outside of the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Fund will use the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the securities. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities and foreign equity futures contracts, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

The Fund may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price their shares. As a result, the value of the Fund’s shares may change on days when the Fund is not open for purchase or redemptions.

Buy and sell prices. When you sell Class W shares, you receive the NAV.

Execution of requests. The Fund is open on those days when the NYSE is open for regular trading (“Fund business day”). We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. The Fund has authorized one or more Financial Institutions, or their agents, to receive purchase or redemption orders on its behalf. A purchase, exchange or redemption order is in “good order” when the Fund, ACS, Financial Institution or its respective agent, as applicable, receives all required information, including properly completed and signed documents. If the Fund, ACS, Financial Institution or its respective agent receives your order before the Fund’s close of business (generally 4:00 p.m., Eastern Time), you will receive that day’s closing price. If the Fund, ACS, Financial Institution or its respective agent receives your order after that time, you will receive the next business day’s closing price. The Fund reserves the right to reject any order to buy shares.

Certain qualified Financial Institutions may transmit an investor’s purchase or redemption order to the Fund’s transfer agent (the “Transfer Agent”) after the close of regular trading on the NYSE on a Fund business day, on the day the order is received from the investor, as long as the investor has placed the order with the Financial Institution by the close of regular trading on the NYSE on that day. The investor will then receive the NAV of the Fund’s shares determined by the close of regular trading on the NYSE on the day the

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Shareholder Account Information

order was placed with the qualified Financial Institution. Orders received after such time will not result in execution until the following Fund business day. Financial Institutions are responsible for instituting procedures to ensure that purchase and redemption orders by their respective clients are processed expeditiously.

The processing of sell requests and payment of proceeds may generally not be postponed for more than seven days, except when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission (“SEC”). The Fund and its agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to: (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to Office of Foreign Assets Control regulations; (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity; or (iii) when certain notifications have been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash. However, the Fund has made an election that requires it to pay a certain portion of redemption proceeds in cash.

At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., wire transfer or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

Exchanges. You may exchange shares of the Fund for shares of the same class of any other retail fund distributed by ACS. Such exchange will generally constitute a taxable event for U.S. federal income tax purposes. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under “Additional Investor Services.”

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange.

The Fund may change or cancel the exchange privilege at any time, upon 60 days’ written notice to its shareholders. The Fund at all times also reserves the right to restrict or reject any exchange transactions, for any reason, without notice. For example, the Fund may refuse any sale of Fund shares through an exchange by any investor or group if, in the Fund’s judgment, the trade: (1) may interfere with the efficient management of the Fund’s portfolio; (2) may appear to be connected with a strategy of market timing (as described below in the “Market Timing Trading Policies and Procedures” section); or (3) may have the potential of otherwise adversely affecting the Fund. In making a decision to reject an exchange request, a Fund may consider, among other factors, the investor’s trading history in the Fund and in other AIG Funds.

Rejected exchanges. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time, subject to any applicable CDSCs.

Certificated shares. The Fund does not issue certificated shares.

Fund Holdings. A schedule of the complete holdings of the Fund, current as of month end, will be available on the Fund’s website approximately 30 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Fund files with the SEC its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Fund’s website at www.aig.com/funds or by calling (800) 858-8850, ext. 6003. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

MARKET TIMING TRADING POLICIES AND PROCEDURES

Market timing policies. The Fund discourages excessive or short-term trading, often referred to as “market timing,” and seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund or any of its service providers, such trading may interfere with the efficient management of the Fund’s portfolio, may materially increase the Fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. The Fund’s Board of Trustees has determined that the Fund should not serve as vehicles for frequent trading and has adopted policies and procedures with respect to such trading, which are described in this section.

All Fund shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Fund’s Transfer Agent. While the Fund’s expectation is that the market timing policies will be enforced by Financial Intermediaries pursuant to the Fund’s prospectus, the Fund may be limited in their ability to monitor the trading activity or enforce the Fund’s market timing trading policies and procedures with respect to certain customers of Financial Intermediaries. For example, the Fund may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

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Risks from market timers. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager(s) typically maintain in cash or cash equivalents and the dollar amount and number and frequency of trades, excessive or short-term trading may interfere with the efficient management of the Fund’s portfolio, increase the Fund’s transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund’s portfolio holdings expose the Fund to investors who engage in the type of excessive or short-term trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the net asset value of the Fund’s shares, sometimes referred to as “arbitrage market timing,” there is the possibility that such trading under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net delays between the change in the value of a mutual fund’s portfolio holdings and the net asset value of the Fund’s shares. Arbitrage market timers may seek to exploit such delays between the change in the value of a mutual fund’s portfolio holdings and the net asset value of the Fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. The Fund holds significant investments in foreign securities and thus may be susceptible to this type of arbitrage. Also, market timers may also seek to exploit Funds that hold significant investments in small-cap securities and high yield (“junk”) bonds, which may not be frequently traded. The Fund may hold significant investments in small-cap companies. The Fund has adopted certain fair valuation practices intended to protect the Fund from arbitrage market timing and other trading practices that seek to exploit variations in valuation that arise from the nature of the securities held by the Fund. However, to the extent a Fund’s NAV does not immediately reflect a change in market conditions, short-term trading may dilute the value of the Fund’s shares.

Market timing procedures. The Fund’s procedures include committing staff of AFS to monitor trading activity in the Fund on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to the Fund. Factors considered in the monitoring process include, but may not be limited to, the frequency of transactions by the Financial Intermediary, the Fund’s investment objective, the size of the Fund and the dollar amount of the transaction. In the event that such trading activity is identified, and the Fund and its service providers in their sole discretion conclude that the trading may be detrimental to the Fund, the Funds reserve the right to temporarily or permanently bar your future purchases into AIG Funds or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

ACS has entered into agreements with Financial Intermediaries that maintain omnibus accounts with the Fund pursuant to which the Financial Intermediary undertakes to provide certain information to the Fund, including trading information, and also agrees to execute certain instructions from the Fund in connection with the Fund’s market timing policies. In certain circumstances, the Fund may rely upon the policy of a Financial Intermediary to deter short-term or excessive trading if the Fund believes that the policy of such intermediary is reasonably designed to detect and deter transactions that are not in the best interest of the Fund. A Financial Intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than the Fund’s policy.

The Fund may also accept undertakings by a Financial Intermediary to enforce excessive or short-term trading policies on behalf of the Fund using alternative techniques, to the extent such techniques provide a substantially similar level of protection for the Fund against such transactions. For example, certain Financial Intermediaries may have contractual or legal restrictions that prevent them from blocking an account. In such instances, the Financial Intermediary may use alternate techniques that the Fund considers to be a reasonable substitute for such a block.

Though the implementation of the Fund’s procedures involve judgments that are inherently subjective and involve some selectivity in their application, the Fund and its service providers seek to make judgments that are consistent with the interests of the Fund’s shareholders. There is no assurance that the Fund or its service providers will gain access to any or all information necessary to detect market timing. While the Fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.

Revocation of market timing trades. Transactions placed in violation of the Fund’s market timing trading policies are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next Fund business day following receipt by the Fund.

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

Account Mailings:

Account Statements. Generally, account statements are provided to dealers and shareholders on a quarterly basis.

Transaction Confirmations. Generally, you will receive an account confirmation:

•	after every transaction that affects your account balance (except a dividend reinvestment, automatic purchase or automatic redemption of systematic exchange); and

•	after any change(s) of name or address of the registered owner(s), or after certain account option changes.

IRS Tax Forms. After the close of every calendar year you should also receive, if applicable, an IRS Form 1099 tax information statement.

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Shareholder Account Information

These mailings apply to accounts opened through the Fund. Accounts opened through a broker/dealer firm will receive statements from that financial institution.

Prospectuses, Annual and Semi-Annual Reports. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our website at www.aig.com/funds, and select the “Go Paperless” hyperlink (Note: this option is only available to accounts opened through the Fund.).

Dividends. The Fund generally distributes most or all of its net earnings in the form of dividends. Income dividends, if any, and distributions from other sources are paid annually by the Fund. Capital gains distributions, if any, are paid at least annually by the Fund.

Dividend Reinvestments. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the Fund and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by ACS, or you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. To elect or change one of these options, contact your broker or financial adviser. The per share dividends on Class W shares will generally be higher than the per share dividends on Class A and Class C shares of the same Fund shares as Class W shares are not subject to any distribution fees.

Taxability of Dividends. As long as the Fund meets the requirements for being a tax-qualified regulated investment company, which the Fund intends to do, it pays no federal income tax on the earnings it distributes to shareholders. Consequently, dividends you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions of the Fund’s long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income. Distributions of investment income reported by the Fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund’s shares for the lower tax rates to apply.

Some dividends paid in January, if declared in the previous quarter, will be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The IRS Form 1099 that is mailed to you every year details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional. As qualified plans, the employee retirement plans that invest in Class I shares generally pay no federal income tax. Individual participants in the plans should consult their plan documents and their own tax advisors for information on the tax consequences associated with participating in the plans.

“Buying into a Dividend.” You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

Taxability of Transactions. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. An exchange of shares you currently hold in one class of a Fund for shares of another class of the Fund will generally not constitute a taxable transaction for federal income tax purposes. You should talk to your tax adviser before making an exchange.

Other Tax Considerations. If you are neither a resident nor a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies. However, withholding tax will generally not apply to any gain of income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares in the Fund. In addition, distributions that qualify as “qualified net interest income” or as “qualified short-term capital gains” may not be subject to U.S. withholding tax. A 30% withholding tax will be imposed on U.S.-source dividends, interest and other income items and proceeds from the sale of property including U.S.-source dividends and interest paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. For more information about these requirements, see the SAI.

By law, the Fund must withhold 28% of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

This section summarizes some of the consequences under current United States federal income tax law of an investment in the Fund. It is not a substitute for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in the Fund under all applicable laws.

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More Information About the Fund

FUND

INVESTMENT

STRATEGIES

The Fund has its own investment goal and a strategy for pursuing it. The chart summarizes information about the Fund’s investment approach. Following this chart is a glossary that further describes the investment and risk terminology that we use. Please review the glossary in conjunction with this chart.

The investment goals of the Fund may be changed without shareholder approval.

JAPAN FUND
What is the Fund’s investment goal?	Long-term capital appreciation
What principal investment strategy does the Fund use to implement its investment goal?	Country-specific investing
What are the Fund’s principal investment techniques?

•   Active trading of securities of Japanese issuers and other investments that are tied economically to Japan (“Japanese companies”). Under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in Japanese companies. The Fund will invest primarily in common stocks and may invest in companies of any size. The Fund may also invest in other equity securities.

What are the Fund’s other significant (non-principal) investments?	• None
What other types of securities may the Fund normally invest in as part of efficient portfolio management and which may produce some income?	• Short-term investments • Defensive instruments • Options and futures • Special situations • Currency transactions • Borrow for temporary or emergency purposes (up to 33 1/3% of total assets)
What risks may affect the Fund?

PRINCIPAL RISKS:

•   Market volatility

•   Securities selection

•   Geographic concentration

•  Japan exposure

•   International investing

•  Foreign exposure

•  Currency volatility

•   Small and mid market capitalization

•   Active trading

NON-PRINCIPAL RISKS:

•   Derivatives

•   Hedging

•   Emerging markets

•   Affiliated fund rebalancing

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More Information About the Fund

GLOSSARY

Large-cap companies and Mid-cap companies generally have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the New York Stock Exchange or another national or international stock exchange or, in some cases, are traded over the counter. Small-cap companies generally will be companies that have been in business for a shorter period of time.

Debt ratings. The two best-known debt rating agencies are S&P Global (Ratings) (“S&P”), a division of S&P Global, Inc., and Moody’s Investors Service, Inc. (“Moody’s”). “Investment grade“ refers to any security rated “BBB“ or above by S&P or “Baa“ or above by Moody’s.

INVESTMENT AND OTHER TERMINOLOGY

Acquired fund fees and expenses are expenses incurred indirectly by the Fund as a result of the investments in shares of one or more “acquired funds,” as defined in the registration form applicable to the Fund, which generally includes investments in other mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

Active trading means that the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because the Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.

Capital appreciation and growth of capital are growth of the value of an investment.

Convertible securities are bonds or preferred stocks that may be exchanged for common stock of the same or a different company. Certain convertible securities may be rated below investment grade.

Currency transactions include the purchase and sale of currencies to facilitate securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates.

Current income means money that is received on an ongoing basis from investments.

Defensive investments include high quality fixed income securities and money market instruments. The Fund will make temporary defensive investments in response to adverse market, economic, political or other conditions. When the Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Fund may not achieve its investment goal.

A derivative is a financial instrument, such as an option or a future, whose value is based on the performance of an underlying asset or an external benchmark, such as an index.

Depositary receipts. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) (issued in Europe) and Global Depositary Receipts (“GDRs”) (issued throughout the world) each evidence a similar ownership arrangement. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Equity securities and other securities with equity characteristics in which the Fund may invest may include, without limitation, common stock, preferred stock, convertible securities, depositary receipts, rights and warrants.

Exchange-traded funds (“ETFs”) are generally structured as investment companies and traded like traditional equity securities on a securities exchange. ETFs are typically designed to represent a fixed portfolio of securities designed to track a particular market index. The International Dividend Strategy Fund will generally invest in ETFs in order to increase its investment exposure pending investment of cash by allowing the Fund’s cash assets to perform more like securities, while maintaining liquidity.

A company is considered to be a foreign security if it is assigned a non-U.S. country classification by MSCI, a prominent provider of investment tools and data services for institutions worldwide, or another unaffiliated third party data provider. The designated country classification will generally be determined by the country of incorporation and primary listing of the company. In the event a company is incorporated in one country and listed in another, however, a company will generally be classified in the country of the primary listing of its securities, although additional factors may be considered in determining the appropriate country classification. Foreign securities may include ADRs or other similar securities that convert into foreign securities, such as EDRs and GDRs.

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Fixed-income securities provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. An investment grade fixed income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the investment adviser).

A futures contract, a type of derivative security, is a standardized contract, traded on a futures exchange, to buy or sell a certain underlying instrument at a certain date in the future, at a specified price. An index futures contract is a contract to buy or sell units of an index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Fund enters into and closes out an index futures contract, the Fund realizes a gain or loss. The Fund will generally invest in equity index futures contracts in order to increase its investment exposure pending investment of cash by allowing the Fund’s cash assets to perform more like securities, while maintaining liquidity.

An IPO is an initial public offering. The Fund may purchase equity securities in IPOs. Companies making IPOs generally have limited operating histories and securities purchased in IPOs may involve greater investment risk.

A company is considered to be a “Japanese company” if it is assigned a Japan country classification by MSCI or another unaffiliated third party data provider. The designated country classification will generally be determined by the country of incorporation and primary listing of the company. In the event a company is incorporated in one country and listed in another, however, a company will generally be classified in the country of the primary listing of its securities, although additional factors may be considered in determining the appropriate country classification.

The MSCI Japan Index (Net) is a free-float adjusted market capitalization weighted index that is designed to track the equity market performance of Japanese securities listed on Tokyo Stock Exchange, Osaka Stock Exchange, JASDAQ and Nagoya Stock Exchange. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Indices are not managed and an investor cannot invest directly into an index.

Options are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide the Fund with sufficient liquidity to meet redemptions and cover expenses.

A special situation arises when, in the opinion of the investment adviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Total return is achieved through both growth of capital and income.

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More Information About the Fund

RISK TERMINOLOGY

Active trading: The Fund may engage in active trading of its portfolio securities as part of the Fund’s principal investment technique. Because the Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund’s performance. During periods of increased market volatility, active trading may be more pronounced.

Affiliated fund rebalancing: The Fund may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Fund may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Currency volatility: The value of the Fund’s foreign portfolio investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund’s non-dollar securities.

Derivatives: Derivatives, including options and futures, are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

Emerging markets: Emerging market countries are deemed to be those countries included within the MSCI Emerging Markets Index. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Exchange-traded funds: Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF typically represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF.

Foreign exposure: Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is from an emerging market country.

Futures contracts: The price volatility of futures contracts has been historically greater than that for traditional securities such as stocks and bonds. The risks associated with the Fund’s use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying instrument that it is designed to track (e.g., an equity index); (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; (iii) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times; and (iv) although the Fund will generally purchase only exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract and, as a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

Geographic concentration: Because the Fund concentrates its investments in Japan, the Fund’s performance is expected to be closely tied to social, political and economic conditions of that country. As a result, the Fund is likely to be more volatile than more geographically diverse international funds.

Hedging: Hedging is a strategy in which the Adviser uses a derivative in an effort to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Interest rate fluctuations: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

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Japan exposure: The Japanese economy faces a number of long-term problems, including massive government debt, the aging and shrinking of the population, an unstable financial sector and low domestic consumption. Japan has experienced natural disasters of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist. Japan has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events).

Market volatility: The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in the Fund’s portfolio. Further, the performance of “value” stocks and “growth” stocks may rise or decline under varying market conditions — for example, value stocks may perform well under circumstances in which growth stocks in general have fallen. When investing in value stocks which are believed to be undervalued in the market, there is a risk that the market may not recognize a security’s intrinsic value for a long period of time, or that a security judged to be undervalued may actually be appropriately priced.

Preferred stock: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stock is also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. In addition, preferred stock may not pay a dividend, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. Preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but typically less risky than its common stock. Preferred stock may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock. To the extent that the Fund invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.

Securities selection: A strategy used by the Fund, or securities selected by its portfolio manager(s), may fail to produce the intended return.

Small and mid market capitalization: Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies are subject to these risks to a lesser extent.

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Fund Management

Adviser. SunAmerica provides various administrative services, and supervises the daily business affairs of the Fund. SunAmerica also selects subadvisers to manage the Fund’s assets. SunAmerica or a subadviser, as applicable, is responsible for decisions to buy and sell securities, selection of broker-dealers and negotiation of commission rates for the Fund. SunAmerica may terminate any agreement with any subadviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with unaffiliated subadvisers approved by the Board of Trustees without obtaining shareholder approval (the “Exemptive Order”). The Exemptive Order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated subadvisers for the Fund, change the terms of particular agreements with unaffiliated subadvisers for the Fund or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of the Fund have the right to terminate an agreement with subadviser for its respective Fund at any time by a vote of the majority of the outstanding voting securities. Shareholders of the Fund will be notified of any subadviser changes that are made pursuant to the Exemptive Order. The termination and subsequent replacement of a subadviser can increase transaction costs and portfolio turnover rates, which may result in distributions of short-term capital gains and other tax consequences to shareholders. The Exemptive Order also permits the Fund to disclose the subadviser fees only in the aggregate to the extent there is more than one subadviser of the Fund.

SunAmerica is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered approximately $81 billion of assets as of December 31, 2016. In addition to managing the Fund, SunAmerica serves as investment adviser, manager and/or administrator for VALIC Company I, VALIC Company II, SunAmerica Specialty Series, Anchor Series Trust, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., Seasons Series Trust, SunAmerica Series Trust, SunAmerica Series, Inc., the SunAmerica Equity Funds, and SunAmerica Senior Floating Rate Fund, Inc.

For the fiscal year ended September 30, 2016, the Fund paid SunAmerica an advisory fee equal to the following rates, expressed as an annual percentage of the average daily net assets of the Fund:

Fund	Rate of Investment Advisory Fee
Japan Fund	1.15%

Pursuant to an Expense Limitation Agreement, SunAmerica has contractually agreed to waive fees and/or reimburse expenses for certain classes of the Fund in the amounts set forth in the Fund’s Statement of Additional Information and as described in the footnotes to the Fund’s Fee and Expense Table in this Prospectus. SunAmerica may also voluntarily waive or reimburse additional amounts to increase the investment return to the Fund’s investors. Further, any waivers and/or reimbursements made by SunAmerica pursuant to the Expense Limitation Agreement are subject to recoupment from the Fund within the two years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the expense caps in effect at the time the waivers and/or reimbursements occurred. The potential amount of the recoupment is accounted for as a contingent liability that is not recordable on the balance sheet of the Fund until collection is probable, but appears as footnote disclosure to the Fund’s financial statements. At such time as it appears probable that the Fund is able to effect such recoupment and that SunAmerica intends to seek such recoupment, the amount of the recoupment will be accrued as an expense of the Fund for that current period.

Subadviser. Wellington Management is the subadviser to the Fund. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2016, Wellington Management had investment management authority with respect to approximately $979 billion in assets. SunAmerica, and not the Fund, compensates Wellington Management for its services. The subadvisory fee rate paid by SunAmerica to Wellington Management with respect to the Fund is equal to an annual rate of 0.45% of average daily net assets of the Fund.

A discussion regarding the basis for the Board of Trustees approving the Investment Advisory and Management Agreement between the Fund and SunAmerica is available in the Fund’s annual report to shareholders for the period ended September 30, 2016. A discussion regarding the basis for the Board of Trustees approving the Subadvisory Agreement between SunAmerica and Wellington Management with respect to the Fund is available in the Fund’s annual report to shareholders for the period ended September 30, 2016.

Portfolio Managers

The Fund is subadvised by Wellington Management. Jun Y. Oh, Senior Managing Director and Equity Portfolio Manager affiliated with Wellington Management and located outside the U.S., is the Portfolio Manager of the Japan Fund and is primarily responsible for the day-to-day management of the Fund. Mr. Oh has over 20 years of experience in the investment industry and joined Wellington Management as an investment professional in 2002. Mr. Oh has an MBA from Massachusetts Institute of Technology (MIT) and his BA from Yale University.

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The SAI provides additional information about the portfolio managers’ compensation, other accounts under management and ownership of the Fund’s securities.

Distributor. ACS distributes the Fund’s shares.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including, in some instances, affiliates of the Distributor) in connection with sales of shares of the Fund. This compensation may include: financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. Compensation may also include various forms of non-cash compensation offered through permissible sales contests or otherwise broker-dealers may not use sales of the Fund’s shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933, as amended.

In certain instances, SunAmerica or its affiliates may pay distribution-related expenses, including providing the additional compensation to broker-dealers or other Financial Intermediaries who sell fund shares. In addition, SunAmerica, the Distributor or their affiliates (including the Servicing Agent (as defined below)) may make substantial payments to broker-dealers or other Financial Intermediaries and service providers, including affiliates of SunAmerica, for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or Financial Intermediaries for marketing or promotional services that may promote sales of Fund shares; these payments are often referred to as “revenue sharing.” Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more Funds managed and/or administered by SunAmerica. In some circumstances, those types of payments may relate to the Fund’s inclusion on a Financial Intermediary’s preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other Financial Intermediary or its representatives to recommend or offer shares of the Funds to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or Financial Intermediary for more details about any such payments it receives.

Payments by SunAmerica are out of its own resources, including the profits from its advisory fees. Payments by the Distributor may be out of its own resources. Payments by other affiliates are out of their own resources.

Financial Institution Compensation. If you purchase shares of the Fund through a Financial Institution, the Fund, SunAmerica, the Distributor or their affiliates may pay the Financial Institution for the sale of Fund shares and related services, as described above. These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Institution’s website for more information.

The SAI contains additional information about payments made to Financial Institutions.

Servicing Agent. AIG Fund Services, Inc. (the “Servicing Agent”) assists the Fund’s Transfer Agent in providing shareholder services. The Servicing Agent, a SunAmerica affiliate, is paid a monthly fee by the Fund for its services at the annual rate of 0.22% of average daily net assets of Class W shares.

SunAmerica, the Distributor and the Servicing Agent are all located in Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311 and 2929 Allen Parkway, Houston, Texas 77019.

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Financial Highlights

Class W shares have not commenced operations as of the date of this Prospectus. As a result, no financial performance information is available.

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For More Information

The following documents contain more information about the Fund and are available free of charge upon request:

Annual and Semi-annual Reports.    Additional information about the Fund is contained in the financial statements and portfolio holdings in the Funds’ Annual and Semi-annual Reports. In the Fund’s Annual Report, you will find a discussion of the investment operations and the factors that significantly affected the Fund’s performance during their last fiscal year.

Statement of Additional Information (SAI).    The SAI contains additional information about the Fund’s policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means it is legally part of this Prospectus.

You may obtain copies of these documents or ask questions about the Fund by contacting: AIG Fund Services, Inc. at 800-858-8850, by visiting our website at www.aig.com/funds, or by calling your broker or financial adviser.

For Broker/Dealers: You can view your clients’ account information online by visiting our website at www.aig.com/funds and clicking on the “Financial Advisors” link and following the registration prompt which will bring you to the Advisor Center where you will need to click on the DST Vision link. Please call 800-858-8850, x 6003 for registration assistance, if needed.

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s web-site at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-1520.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: AIG Capital Services, Inc. INVESTMENT COMPANY ACT File No. 811-4801

Distributed by AIG Capital Services, Inc.

Investors should carefully consider a Fund’s investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the AIG Funds Sales Desk at 800-858-8850, ext. 6003, or at aig.com/funds. Read the prospectus carefully before investing.

aig.com/funds

JPWPRO-4/17

SUNAMERICA EQUITY FUNDS

Statement of Additional Information

dated April 3, 2017

Harborside 5	General Marketing and
185 Hudson Street, Suite 3300	Shareholder Information
Jersey City, NJ 07311	(800) 858-8850

SunAmerica Equity Funds (the “Trust”) is a mutual fund consisting of two different investment funds: AIG International Dividend Strategy Fund and AIG Japan Fund. This Statement of Additional Information (“SAI”) relates only to Class W shares of the AIG Japan Fund (“Japan Fund” or the “Fund”).

This SAI is not a prospectus, but should be read in conjunction with the Trust’s Prospectus dated April 3, 2017 (“Prospectus”). The SAI expands upon and supplements the information contained in the current Prospectus of the Trust, and should be read in conjunction with the Prospectus. The Prospectus is incorporated by reference into this SAI, and this SAI is incorporated by reference into the Prospectus. You may request a copy of the Prospectus or Annual Report at no charge by calling (800) 858-8850. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

Class	AIG Japan Fund: Ticker Symbol
Class W Shares	SAJWX

No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, SunAmerica, any subadviser or AIG Capital Services, Inc. (“ACS” or the “Distributor”). This SAI and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

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HISTORY OF THE TRUST

The Trust, an open-end management investment company, was organized as a Massachusetts business trust on June 18, 1986. The Funds are diversified within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) serves as investment adviser for the Funds. As described in the Prospectus, SunAmerica has retained Wellington Management Company LLP (“Wellington Management” or the “Subadviser”) to provide subadvisory services to the Japan Fund.

On August 22, 2001, the Board of Trustees (the “Board of Trustees,” the “Board” or the “Trustees”) approved the creation of the SunAmerica International Equity Fund (the “International Equity Fund”). The International Equity Fund is the survivor of a reorganization with the International Equity Portfolio of SunAmerica Focused Series, Inc. and three series of North American Funds. The offering of International Equity Fund’s Class A, B, II and I shares commenced on November 16, 2001.

On October 30, 2003, the Board of Trustees approved the creation of the SunAmerica Value Fund (the “Value Fund”) offering Classes A, B, II, I and Z. The Value Fund is the survivor of a reorganization with the SunAmerica Value Fund of SunAmerica Focused Series, Inc. The Value Fund was offered to the public on February 23, 2004.

On January 15, 2004, the Trustees approved the redesignation of Class II shares as Class C shares for each of the Value Fund and International Equity Fund, effective on February 23, 2004.

On November 30, 2005, the Trustees approved the establishment and designation of the SunAmerica International Small-Cap Fund offering Class A, B and C shares.

On August 26, 2008, the Trustees approved the reorganization of the Focused International Equity Portfolio, a series of SunAmerica Focused Series, Inc. into the International Equity Fund. The reorganization was approved by shareholders of the Focused International Equity Portfolio on December 16, 2008, and became effective on January 12, 2009.

On March 2, 2010, the Trustees approved the liquidation of the Class I shares of the Value Fund.

On October 27, 2011, the Trustees approved a change in the name of the SunAmerica International Small-Cap Fund to the SunAmerica Japan Fund, along with certain changes to the Fund’s principal investment strategy and techniques, effective January 27, 2012.

On March 7, 2012, the Trustees approved a change in the name of the SunAmerica International Equity Fund to the SunAmerica International Dividend Strategy Fund, along with certain changes to the Fund’s principal investment strategy and techniques, effective July 2, 2012.

On July 18, 2013, the Trustees approved the reorganization of the Value Fund into the SunAmerica Focused Alpha Large-Cap Fund, a series of SunAmerica Specialty Series. The reorganization was approved by shareholders of the Value Fund on October 21, 2013, and became effective October 28, 2013.

On December 2, 2014, Japan Fund and International Dividend Strategy Fund Class B shares were no longer offered. On January 27, 2015, all outstanding Class B shares of the Japan Fund and the International Dividend Strategy Fund were converted to Class A shares of each Fund.

On January 29, 2015, Class W shares of the International Dividend Strategy Fund commenced offering.

On January 19, 2017, the Board approved the creation of Class W shares of the Japan Fund.

Effective February 28, 2017, the Board approved the renaming of the Fund from the SunAmerica Japan Fund to the “AIG Japan Fund.”

INVESTMENT OBJECTIVES AND POLICIES

The investment objective and policies of the Fund are described in the Prospectus. Certain types of securities in which the Fund may invest and certain investment practices that the Fund may employ are described under “More Information About the Funds—Fund Investment Strategies” in the Prospectus and are discussed more fully below. The Fund’s investment objective, principal investment strategies and principal investment technique may be changed without shareholder approval. You will receive at least 60 days’ notice of any change to the 80% investment policies of the Fund.

Unless otherwise specified, the Fund may invest in the following securities but is not obligated to do so or to make use of the following investment techniques. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

Illiquid and Restricted Securities

No more than 15% of the value of the Fund’s net assets, determined as of the date of purchase, may be invested in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, interest-rate swaps, currency swaps, caps, floors and collars, or other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities that are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund’s decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, the Fund will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, discussed below).

A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

For example, restricted securities that the Board of Trustees, or the Adviser or the Subadviser, as applicable, pursuant to guidelines established by the Board of Trustees, has determined to be marketable, such as securities eligible for resale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to Section 4(a)(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser or the Subadviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Adviser or the Subadviser will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of the marketplace in which it trades (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (5) such other factors, if any, which the Adviser or the Subadviser deems relevant to determining the existence of a trading market for such security. Subject to the applicable limitation on illiquid securities investments, a Fund may acquire securities issued by the United States government, its agencies or instrumentalities, in a private placement.

Commercial paper issues in which the Fund’s net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act (“Section 4(a)(2) paper”). Section 4(a)(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(a)(2) paper, thus providing liquidity. Section 4(a)(2) paper issued by a company that files reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The Fund’s 15% limitation on investments in illiquid securities includes Section 4(a)(2) paper other than Section 4(a)(2) paper that the Adviser or the Subadviser has determined to be liquid pursuant to guidelines established by the Trustees. The Trustees have delegated to the Adviser or the Subadviser the function of making day-to-day determinations of liquidity with respect to Section 4(a)(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser or the Subadviser to take into account the same factors described above for other restricted securities and require the Adviser or the Subadviser to perform the same monitoring and reporting functions.

The staff of the Securities and Exchange Commission (“SEC”) has taken the position that purchased over-the-counter (“OTC”) options and the assets used as “cover” for written OTC options are illiquid. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.

Repurchase Agreements

The Fund may enter into repurchase agreements only involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser or the Subadviser, as applicable, subject to the guidance of the Trustees. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time the Fund’s money is invested in the security. Whenever the Fund enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, the Fund will require additional collateral. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Fund will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Fund’s net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Fund then invests the proceeds from the transaction in another obligation in which the Fund is authorized to invest. The Fund’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage.

The Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In order to minimize any risk involved, the Fund will segregate cash or liquid securities in an amount at least equal in value to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s repurchase obligation, and the Fund’s use of proceeds of the agreement may effectively be restricted pending such decision.

Fixed Income Securities

The Fund may invest, subject to the percentage and credit quality limitations stated herein and in the Prospectus, in debt securities, including corporate obligations issued by domestic and foreign corporations and governments and money market instruments, without regard to the maturities of such securities.

Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer’s liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or “called” by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as “variable rate obligations,” is determined by reference to or is a percentage of an objective standard, such as a bank’s prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called “floating rate instruments,” changes whenever there is a change in a designated base rate.

The market values of fixed income securities tend to vary inversely with the level of interest rates—when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

The Fund may invest up to 20% of its total assets in debt securities that have the potential for capital appreciation. The Fund may invest in debt securities rated investment grade, as defined below.

“Investment grade” is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by S&P Global (Ratings) (“S&P”), a division of S&P Global, Inc., (AAA, AA, A or BBB, including the + or – designations) or by Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A or Baa, including any numerical designations), or, if unrated, considered by the Adviser or Subadviser, as applicable, to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

Those debt securities rated “BBB” or “Baa,” while considered to be “investment grade,” may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. The Fund has no stated policy with respect to the disposition of securities whose ratings fall below investment grade, and each occurrence is examined by the Adviser or Subadviser, as applicable, to determine the appropriate course of action.

Loan Participations

The Fund may invest in loan participations. Loan participations are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through a loan participation than with commercial paper and can also increase the company’s name recognition in the capital markets. Loan participations often generate greater yield than commercial paper.

The borrower of the underlying loan will be deemed to be the issuer except to the extent the Fund derives its rights from the intermediary bank that sold the loan participations. Because loan participations are undivided interests in a loan made by the issuing bank, the Fund may not have the right to proceed against the loan participations borrower without the consent of other holders of the loan participations. In addition, loan participations will be treated as illiquid if, in the judgment of the Adviser or Subadviser, as applicable, they cannot be sold within seven days.

Short-Term and Temporary Defensive Instruments

In addition to its primary investments, the Fund, except as described below, may also invest up to 10% of its total assets in money market instruments for liquidity purposes (to meet redemptions and expenses). For temporary defensive purposes, the Fund, and except as described below, may invest up to 100% of its total assets in fixed income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser or Subadviser, as applicable, to be of equivalent quality). A description of securities ratings is contained in the Appendix to this SAI.

Subject to the limitations described above and below, the following is a description of the types of money market and fixed income securities in which the Fund may invest:

Money Market Securities

Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers’ acceptances, time deposits and certificates of deposit.

Commercial Paper

Commercial paper consists of short-term notes (up to 12 months) issued by domestic and foreign corporations or governmental bodies. The Fund’s commercial paper investments may include variable amount master demand notes and floating rate or variable rate notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rates, while interest rates under variable amount floating rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Fund’s right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Fund considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Fund, except as noted below, may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated in one of the two highest categories by a nationally recognized statistical rating organization. The Fund will generally purchase commercial paper only of companies of medium to large capitalizations (i.e., $1.6 billion or more).

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit, including Eurodollar certificates of deposit and certificates of deposit issued by domestic or foreign banks located outside the U.S., are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

The Fund will generally open interest-bearing accounts only with, or purchase certificates of deposit, time deposits or bankers’ acceptances only from, banks or savings and loan associations whose deposits are federally-insured and whose capital is at least $50 million.

Savings Association Obligations and Commercial Bank Obligations

Certificates of deposit are interest-bearing time deposits, issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”). The Fund, as noted below, may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Fund are fully insured by the FDIC.

The Fund may invest in certificates of deposit (interest-bearing time deposits), including Eurodollar certificates of deposit (certificates of deposit issued by domestic or foreign banks located outside the U.S.) and Yankee certificates of deposit (certificates of deposit issued by branches of foreign banks located in the U.S.), domestic and foreign bankers’ acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks with total assets in excess of $1 billion, based on the latest published reports. The Fund may also invest in obligations issued by U.S. commercial banks with total assets of less than $1 billion if the principal amounts of these obligations owned by the Fund are fully insured by the FDIC. The Fund may also invest in notes and obligations issued by foreign branches of U.S. and foreign commercial banks.

Corporate Obligations

Corporate debt obligations (including master demand notes). For a further description of variable amount master demand notes, see the section entitled “Commercial Paper” above.

The Fund may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year. See the Appendix for a description of investment-grade ratings by S&P and Moody’s.

Repurchase Agreements

See the section entitled “Repurchase Agreements” above.

U.S. Government Securities

The Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the U.S. government. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

The Fund may also invest in securities issued by agencies or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the U.S. Obligations of the Government National Mortgage Association (“GNMA”), the Farmer’s Home Administration (“FMHA”) and the Export-Import Bank are backed by the full faith and credit of the U.S.

The Fund may also invest in securities issued by U.S. government instrumentalities and certain federal agencies that are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. In the case of securities not backed by the full faith and credit of the U.S., a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

Mortgage-Backed Securities

The Fund may, in addition to the U.S. government securities noted above, invest in mortgage-backed securities (including private mortgage-backed securities), such as GNMA, FNMA or FHLMC certificates (as described below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Fund receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by a Fund have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of the principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. The Fund may purchase mortgage-backed securities at a premium or at a discount. The following is a description of GNMA, FHLMC and FNMA certificates, the most widely available mortgage-backed securities:

GNMA Certificates. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Fund may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or the FMHA, or guaranteed by the Veteran’s Administration (“VA”). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the U.S. government. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semiannually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”) (collectively, “FHLMC Certificates”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

FNMA Certificates. The FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government. However, FNMA guarantees timely payment of interest on FNMA Certificates and on the full return of principal.

Collateralized Mortgage Obligations. Another type of mortgage-backed security in which the Japan Fund may invest is a collateralized mortgage obligation (“CMO”). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (i.e., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities, CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMOs first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

Certain CMOs may be deemed to be investment companies under the 1940 Act. The Fund intends to conduct operations in a manner consistent with this view, and therefore generally may not invest more than 10% of its total assets in CMOs that are deemed to be investment companies without obtaining appropriate regulatory relief. In reliance on the SEC staff interpretations, the Fund may invest in those CMOs and other mortgage-backed securities that are not by definition excluded from the provisions of the 1940 Act but have obtained exemptive orders from the SEC from such provisions.

Stripped Mortgage-Backed Securities. The Fund may also invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of U.S. government securities in which the Fund invests. A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the “principal only” class) from the mortgage pool, while the other class will receive all or most of the interest (the “interest only” class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on the Fund’s yield. While interest only and principal only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund’s net asset value per share. Only government interest only and principal only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to the Fund’s limitation on investments in illiquid securities.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not subject to the Fund’s industry concentration restrictions as set forth below under “Investment Restrictions,” because of the exclusion from the test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.

Asset-Backed Securities

The Fund may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Instruments backed by pools of receivables are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund’s ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

Investment in Small, Unseasoned Companies

The Fund may invest in the securities of companies with smaller market capitalizations. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment companies and investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

“Mid-cap companies,” as that term is defined in the Prospectus, may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile and somewhat speculative. The Fund may invest in the securities of mid-cap companies.

Initial Public Offerings

The Fund may purchase securities of companies in initial public offerings (“IPOs”) or shortly thereafter. An IPO is a corporation’s first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation’s future growth. Special rules of the Financial Industry Regulatory Authority apply to the distribution of IPOs. Corporations offering stock in IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies’ securities may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

Warrants and Rights

The Fund may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration (generally two or more years). Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

Convertible Securities and Preferred Stocks

Convertible securities may be debt securities or preferred stock with a conversion feature. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed that combine higher or lower current income with options and other features. Certain convertible securities may be rated below investment grade.

Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. The value of preferred stock will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stock is also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. In addition, preferred stock may not pay a dividend, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. Preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but typically less risky than its common stock. Preferred stock may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock. To the extent that the Fund invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell such securities on a “when-issued” or “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by the Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. The Fund will segregate with its custodian, cash, or liquid securities at least equal to the value of purchase commitments until payment is made. With respect to securities sold on a delayed-delivery basis, the Fund will either segregate the securities sold or liquidate assets of a comparable value.

The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. If the Fund chooses to: (i) dispose of the right to acquire a when-issued security prior to its acquisition; or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. (At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. The Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser or Subadviser, as applicable, before settlement will affect the value of such securities and may cause a loss to a Fund.

When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

Foreign Securities

The Fund, except as noted below, is authorized to invest without limitation in foreign securities and may purchase securities issued by issuers in any country. Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The Fund will invest, under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, in securities of Japanese issuers and other investments that are tied economically to Japan.

The Fund may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositaries. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund’s custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of the Fund’s investment policies, the Fund’s investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (i.e., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. Emerging market countries are deemed to be those countries included within the MSCI Emerging Markets Index. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

The performance of investments in securities denominated in a foreign currency (“non-dollar securities”) will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of the Fund’s non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund’s non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Because the Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund do not price their shares, the value of the Fund’s shares may change on days when a shareholder will not be able to purchase or redeem shares.

Additionally, foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement could cause the Fund to miss attractive investment opportunities. The inability to dispose of Fund securities due to settlement problems could result in losses to the Fund due to subsequent declines in values of the portfolio securities or, if such Fund has entered into a contract to sell the security, possible liability to the purchaser.

For purposes of determining whether a particular country is considered a developed market or an emerging market, the Fund uses the designation set forth by MSCI, a prominent provider of investment tools and data services for institutions worldwide. For purposes of determining whether the Fund invests at least 80% of its net assets in securities of Japanese issuers and other investments that are tied economically to Japan, the Fund uses a country classification assigned to a security by MSCI or another unaffiliated third party data provider; provided, however, that the Adviser or Subadviser may override this country designation in the event that the Subadviser determines, after considering a variety of factors, that Japan represents the primary country to which such company has investment exposure. The Fund will generally follow the same process with respect to any other Fund policies relating to geographic or country designations, limitations or restrictions; however, the Fund may consider other information when making such a determination. With respect to investments in derivative instruments, where investment exposure is typically tied to the reference asset or index underlying the derivative instrument, the Fund will generally consider such reference asset or index when assigning a geographic or country designation for such instrument.

Japan. For three decades from the 1960s through the 1980s, Japan’s overall real economic growth had been strong. However, growth slowed markedly in the 1990s and Japan’s economy fell into a long recession. After a few years of mild recovery in the mid-2000s, the Japanese economy fell into another recession as a result of the recent global economic crisis. The Japanese economy has recently shown signs of recovery from this recession, although such recovery, if sustained, may be gradual. While Japan has experienced an increase in exports in recent years, the rate of export growth has slowed and the rapid appreciation in the value of the Yen has negatively impacted Japan’s exports. This economic recession was likely compounded by Japan’s massive government debt, the aging and shrinking of the population, an unstable financial sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major long-term problems of the Japanese economy.

A pressing need to sustain Japan’s economic recovery and improve its economic growth is the task of overhauling the nation’s financial institutions. Banks, in particular, may have to reform themselves to become more competitive. Successful financial sector reform would contribute to Japan’s economic recovery at home and would benefit other economies in Asia. Internal conflict over the proper way to reform the banking system continues to exist. Currently, Japanese banks, while possibly less affected by the recent global economic crisis than their Western peers, are facing difficulties generating profits through their lending operations because of weak demand for Japanese companies. Currency fluctuations may also significantly affect Japan’s economy.

Japan has experienced earthquakes, tidal waves and tsunamis of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist. Japan also has one of the world’s highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka, and Nagoya. Therefore, a natural disaster centered in or very near to one of these cities could have a particularly devastating effect on Japan’s financial markets.

Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee that this favorable trend will continue.

Overseas trade is important to Japan’s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the U.S. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

Poor performance of the global economy has negatively affected equity returns in Japan, and may continue to do so. Japan’s economy and stock market have in the recent past had a strong correlation with the U.S. economic cycle and U.S. stock markets, and thus Japan’s economy may continue to be affected by current economic problems in the U.S. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events).

Brady Bonds

The Fund may invest in “Brady Bonds.” Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the “Brady Plan.” This is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (“Brady Bonds”). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. In addition to Brady Bonds, the Fund may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

Agreements issued under the Brady Plan have been designed to achieve debt and debt service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders. Brady Bonds have typically traded at a deep discount from their face value. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

Investment Companies

The Fund may invest in the securities of other open-end or closed-end investment companies subject to the limitations set forth in the “Investment Restrictions” section of this SAI, although it is the Fund’s policy that it will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on sections 12(d)(1)(F) or 12(d)(1)(G) under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the outstanding voting stock of the acquired investment company. The Fund will not invest in such investment companies unless, in the judgment of the Adviser or Subadviser, as applicable, the potential benefits of such investments justify the payment of any associated fees and expenses. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests.

The Fund may also invest in exchange-traded funds (“ETFs”). Most ETFs are investment companies and therefore, the Fund’s purchase of ETF shares generally is subject to the limitations on, and the risks of, the Fund’s investments in other investment companies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests. An ETF typically represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money from investing in an ETF.

The Fund may invest in domestic closed-end investment companies that invest in certain foreign markets, including developing countries or emerging markets. The Japan Fund may also invest in foreign investment companies that invest in such markets. Some of the countries in which the Fund invests may not permit direct investment by foreign investors, such as the Fund. Investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in investment companies in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitations under the 1940 Act.

The Fund may invest in passive foreign investment companies (“PFICs”), which are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To the extent that the Fund invests in PFICs, the Fund may elect to recognize income associated with the PFIC prior to the actual receipt of any such income in order to avoid adverse tax consequences (see discussion below under the title “Dividends, Distributions and Taxes”).

Cyber Security Risk

As the use of the Internet and other technologies has become more prevalent in the course of business, the Fund has become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Fund or its service providers, financial intermediaries, or the issuers of securities in which the Fund invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Fund does not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Diversification

The Fund is classified as “diversified” for purposes of the 1940 Act. The Fund also intends to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a regulated investment company under the Code, a Fund must, among other things, diversify its holdings (see discussion below under the title “Dividends, Distributions and Taxes”).

Loans of Fund Securities

While the Fund is permitted to engage in securities lending, the Fund does not currently implement a securities lending program. In the event the Fund determines to enter into a securities lending program at a future time, the Fund will only do so in accordance with applicable law and SEC guidance relating to such arrangements. Any securities lending program implemented by the Fund would also be subject to the approval and oversight of the Board.

Interfund Borrowing and Lending Program

The Trust has received exemptive relief from the SEC which permits the Fund to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating funds, including the requirement that no fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating funds from a typical bank for a comparable transaction. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objective and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of Trustees of the participating funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy on borrowing. In addition, a Fund’s loans to any other fund in the program may not exceed 5% of the Fund’s net assets.

Derivatives Strategies

The Fund, except as noted below, may write (i.e., sell) call options (“calls”) on securities that are traded on U.S. and foreign securities exchanges and OTC markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After any such sale, up to 100% of the Fund’s total assets may be subject to calls. All such calls written by the Fund must be “covered” while the call is outstanding (i.e., the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on futures (defined below) used to enhance income must be covered by deliverable securities or by liquid assets segregated to satisfy the futures contract. If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

In addition, the Fund could experience capital losses, which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

The Fund also may write put options (“puts”), which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option that increases the Fund’s return. The Fund writes only covered put options, which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities.

Hedging Strategies

For hedging purposes as a temporary defensive maneuver, the Fund, except as described below, may also use interest rate futures contracts, foreign currency futures contracts, stock and bond index futures contracts and futures contracts on U.S. Government Securities (together, “Futures”); forward contracts on foreign currencies (“Forward Contracts”), call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all the foregoing referred to as “Hedging Instruments”). In addition, the Fund may use Hedging Instruments from time to time for income enhancement. Puts and calls on securities, interest rate Futures or stock and bond index Futures or options on such Futures purchased or sold by the Fund will normally be listed on a national securities or commodities exchange or on U.S. OTC markets. However, the Fund may also buy and sell options and futures on foreign equity indexes and foreign fixed income securities. Because the markets for these instruments are relatively new and still developing, the ability of the Fund to engage in such transactions may be limited. Hedging Instruments may be used to attempt: (i) to protect against possible declines in the market value of the Fund’s portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) to protect the Fund’s unrealized gains in the value of its equity and debt securities that have appreciated; (iii) to facilitate selling securities for investment reasons; (iv) to establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or (v) to reduce the risk of adverse currency fluctuations. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

The Fund may enter into forward foreign currency exchange contracts, currency options and currency swaps for non-hedging purposes when the Adviser or Subadviser, as applicable, anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities or are not included in such portfolio. The Fund may use currency contracts and options to cross-hedge, which involves selling or purchasing instruments in one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. To limit any leverage in connection with currency contract transactions for non-hedging purposes, the Fund will segregate cash or liquid securities in an amount sufficient to meet its payment obligations in these transactions or otherwise “cover” the obligation. Initial margin deposits made in connection with currency futures transactions or premiums paid for currency options traded over-the-counter or on a commodities exchange may each not exceed 5% of the Fund’s total assets in the case of non-bona fide hedging transactions. The Fund may enter into currency swaps. Currency swaps involve the exchange by the Fund with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund will segregate cash or liquid securities equal to the net amount, if any, of the excess of the Fund’s obligations over its entitlement with respect to swap transactions. To the extent that the net amount of a swap will be segregated through cash or liquid securities, the Fund believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, they will not be treated as being subject to the Fund’s borrowing restrictions. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or Subadviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

If and to the extent authorized to do so, the Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR, to which many interest rate swaps and fixed income instruments are linked.

The Fund may use spread transactions for any lawful purpose consistent with the Fund’s investment objective. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs.

In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.

The Fund’s strategy of hedging with Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of the Fund’s portfolio, to permit the Fund to retain unrealized gains in the value of Fund securities which have appreciated, or to facilitate selling securities for investment reasons, a Fund could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that Fund securities are not fully included in a rise in value of the debt securities market, the Fund could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, the Fund could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts at a lower rate than the spot (“cash”) rate. Additional information about the Hedging Instruments the Funds may use is provided below.

Options

Options on Securities

As noted above, the Fund may write and purchase call and put options (including yield curve options) on equity and debt securities.

When a Fund writes a call on a security, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Fund has retained the risk of loss which could be substantial if the Fund does not own the underlying securities, should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Fund retains the underlying security and the premium received. Any such profits are considered short-term capital gains for federal income tax purposes, and when distributed by the Fund, are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a call option entails the Fund giving a party a right to purchase certain securities at a set future date and price determined at the time of contract, in return for a premium. A written call is covered to the extent that the Fund owns the securities subject to the option. The premium the Fund receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As described above, for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

When the Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit.)

Buying a put on an investment the Fund does not own permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities.

When writing put options on securities, to secure its obligation to pay for the underlying security, the Fund will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

Options on Foreign Currencies

The Fund may write and purchase puts and calls on foreign currencies. A call written on a foreign currency by the Fund for cross-hedging purposes is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. The Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities Indices

As noted above under “Hedging Strategies,” except as described, the Fund may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When the Fund buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by the Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When the Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund’s exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as pertaining to calls.

Futures Contracts and Options on Futures

Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the “Futures Broker”). The initial margin payment will be deposited with the Futures Broker in an account registered in the Fund’s name. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or received from, as applicable, the futures broker on a daily basis. If the Fund is required to pay additional variation margin when the Fund has insufficient cash, the Fund may need to sell securities or other assets, including at disadvantageous times to meet such margin requirements. Prior to expiration of the Future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

The risks associated with the Fund’s use of futures contracts include: (i) the risk that due to market conditions, there may not always be a liquid market for a futures contract and, as a result, the Fund may be unable to close out its futures contracts at a time which is advantageous; (ii) changes in the price of a futures contract may not always track the changes in market value of the underlying instrument that it is designed to track (e.g., an equity index); (iii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iv) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times.

Interest-rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on the Fund’s current or intended investments in fixed-income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest-rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund’s portfolio. However, since the Futures market is more liquid than the cash market, the use of interest-rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of that Fund’s interest-rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest-rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest-rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest-rate futures contracts could be liquidated and that Fund’s cash reserves could then be used to buy long-term bonds on the cash market.

Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of Fund securities may be offset, in whole or part, by gains on the Futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

As noted above, the Fund may purchase and sell foreign currency futures contracts for hedging to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of Fund securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When the Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of Fund securities to be acquired.

Options on Futures

As noted above, the Fund may purchase and write options on interest-rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as “Options on Futures.”)

The writing of a call on the Futures contract constitutes a partial hedge against declining prices of the securities in the Fund’s portfolio. If the Futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on the Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, the Fund’s losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of Fund securities.

The Fund may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of Fund securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling the Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase calls on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities which the Fund intends to purchase may be less expensive.

Limitations on entering into Futures Contracts

In addition, the Fund has an operating policy which provides that it will not enter into Futures contracts or write put or call options with respect to Futures contracts unless such transactions are either “covered” or subject to appropriate asset segregation requirements. The Funds base their asset segregation policies on methods permitted by the SEC staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff. Generally, these require that the Fund segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis. With respect to Futures contracts that are not contractually required to “cash-settle,” the Fund covers its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to Futures contracts that are contractually required to “cash-settle,” however, the Fund sets aside liquid assets in an amount equal to that Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to its net obligation under cash-settled futures, the Fund may employ leverage to a greater extent than if the Fund had an operating policy which provided that it would cover its open positions in cash-settled futures by setting aside assets equal to the contracts’ full, notional value.

Forward Contracts

The Fund may use Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), which is described below, includes forward foreign exchange transactions (but not bona fide spot foreign exchange transactions) in the definition of “swap” and therefore contemplates that certain of these contracts may be exchange-traded, cleared by a clearinghouse and regulated by the Commodity Futures Trading Commission (the “CFTC”). A limited category of forward foreign exchange transactions were excluded from certain of the Dodd-Frank regulations, as permitted thereunder, by the Secretary of the Treasury and therefore that class of forward foreign currency contracts as well as bona fide spot foreign exchange transactions will not be subject to full regulation by the CFTC. As a result, the Fund may not receive any benefit of CFTC regulation for certain of its trading activities, including certain Forward Contracts.

The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. The Japan Fund will use Forward Contracts for hedging purposes only.

The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

The Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions (“position hedge”). In a position hedge, for example, when the Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation the Fund may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated (“cross-hedged”). The Fund may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated (“proxy hedging”).

The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency (i.e., cash) on the spot market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transaction costs.

Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Additional Information About Options

The Fund’s custodian, or a securities depository acting for the custodian, will act as the Fund’s escrow agent through the facilities of the Options Clearing Corporation (“OCC”), as to the securities on which the Fund has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon the Fund’s entering into a closing transaction.

The Fund’s ability to close out its position as a purchaser or seller of a call or put option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of an exchange; (5) inadequacy of the facilities of an exchange to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund’s option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund’s control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund’s net asset value being more sensitive to changes in the value of the underlying investments.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and are individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser or Subadviser, as applicable, must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser or Subadviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by the Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

Regulatory Aspects of Derivatives and Hedging Instruments

Transactions in options by the Fund are subject to limitations established by each of the exchanges and, in some cases, the CFTC governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to futures and economically equivalent derivatives contracts. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA. As a result, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund is also subject to certain marketing limitations imposed by the rules of the CFTC.

Dodd-Frank, enacted in July 2010, includes provisions that comprehensively regulates OTC derivatives, such as OTC foreign currency transactions (other than a limited category exempted trades), interest rate swaps, swaptions, mortgage swaps, caps, collars and floors, and other OTC derivatives that the Fund may employ in the future. Dodd-Frank authorizes the SEC and the CFTC to mandate that a substantial portion of OTC derivatives must be executed in regulated markets and be submitted for clearing to regulated clearinghouses (as discussed below, the CFTC has mandated that certain OTC derivatives must be cleared and traded on a regulated exchange and will impose these requirements on additional OTC derivatives in the future). OTC derivatives submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible margin requirements mandated by the SEC or the CFTC. OTC derivatives dealers typically demand the unilateral ability to increase a counterparty’s collateral requirements for cleared OTC derivatives beyond any regulatory and clearinghouse minimums. The regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives and new requirements will apply to the holding of customer collateral by OTC derivatives dealers. These requirements may increase the amount of collateral the Fund is required to provide and the costs associated with providing it. OTC derivative dealers also are required to post margin to the clearinghouses through which they clear their customers’ trades instead of using such margin in their operations, as was widely permitted before Dodd-Frank. This has and will continue to increase the OTC derivative dealers’ costs, and these increased costs may be passed through to the Fund in the form of higher upfront and mark-to-market margin, less favorable trade pricing, and the imposition of new or increased fees, including clearing account maintenance fees.

As discussed above, OTC derivatives are subject to counterparty risk, whereas the exposure to default for cleared derivatives is assumed by the exchange’s clearinghouse. However, the Fund will not face a clearinghouse directly but rather through an OTC derivatives dealer that is registered with the CFTC or SEC to act as a clearing member. The Fund may therefore face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member.

The SEC and CFTC will also require a substantial portion of derivative transactions that are currently executed on a bilateral basis in the OTC markets to be executed through a regulated securities, futures, or swap exchange or execution facility. Certain CFTC-regulated derivatives are already subject to these rules and the CFTC expects to subject additional OTC derivatives to such trade execution rules in the future. The SEC has not imposed clearing or trade execution requirements on the OTC derivatives that it regulates. Such requirements may make it more difficult and costly for a Fund to enter into highly tailored or customized transactions. They may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. If the Fund decides to become a direct member of one or more of these exchanges or execution facilities, the Fund will be subject to all of the rules of the exchange or execution facility, which would bring additional risks and liabilities, and potential additional regulatory requirements.

OTC derivative dealers are currently required to register with the CFTC and will ultimately be required to register with the SEC. Dealers are subject to new minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements further increase the overall costs for OTC derivative dealers, which costs may be passed along to the Funds as market changes continue to be implemented. The overall impact of Dodd-Frank on the Fund remains highly uncertain and it is unclear how the OTC derivatives markets will adapt to this new regulatory regime, along with additional, sometimes overlapping, regulatory requirements imposed by non-U.S. regulators.

In addition, the CFTC and the United States commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options contracts traded on United States commodities exchanges. For example, the CFTC currently imposes speculative position limits on a number of agricultural commodities (e.g., corn, oats, wheat, soybeans and cotton) and United States commodities exchanges currently impose speculative position limits on many other commodities. Dodd-Frank significantly expands the CFTC’s authority to impose position limits with respect to futures contracts and options on futures contracts, swaps that are economically equivalent to futures or options on futures, and swaps that are traded on a regulated exchange and certain swaps that perform a significant price discovery function. In response to this expansion of its authority, in 2012, the CFTC proposed a series of new speculative position limits with respect to futures and options on futures on so-called “exempt commodities” (which includes most energy and metals contracts) and with respect to agricultural commodities. Those proposed speculative position limits were vacated by a United States District Court, but the CFTC has again proposed a new set of speculative position rules which are not yet finalized (or effective). If the CFTC is successful, the counterparties with which the Fund deals may further limit the size or duration of positions available to the Fund. All accounts owned or managed by the Adviser are likely to be combined for speculative position limit purposes. The Fund could be required to liquidate positions it holds in order to comply with such limits, or may not be able to fully implement trading instructions generated by its trading models, in order to comply with such limits. Any such liquidation or limited implementation could result in substantial costs to the Fund.

Also, in December 2015, the SEC proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Fund. If the proposed rule is adopted and goes into effect, it may require the Fund to amend its investment strategies in order to continue to invest in, or remain invested in, derivatives.

Asset Coverage for Certain Derivative Transactions

The Fund will comply with guidelines established by the SEC with respect to coverage of certain derivative transactions. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. With respect to futures and forward contracts that are not contractually required to “cash-settle,” for example, the Fund covers its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to futures and forward contracts that are contractually required to “cash-settle,” however, the Fund sets aside liquid assets in an amount equal to the Fund’s daily mark-to-market (net) obligation (i.e., the Fund’s daily net liability, if any), rather than the notional value. Segregated assets cannot be sold or transferred unless an equivalent amount of assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

As another example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies. Wellington Management will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Japan Fund’s portfolio investments.

Possible Risk Factors in Hedging

Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Adviser’s or Subadviser’s, as applicable, predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used.

In addition to the risks discussed above, there is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the Fund’s portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund’s securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

If the Fund uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser or Subadviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

When conducted outside the U.S., hedging and other strategic transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging and other strategic transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the U.S.; (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (5) lower trading volume and liquidity.

Other Derivatives Strategies

In the future, the Fund may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund’s investment objective, legally permissible and adequately disclosed.

Hybrid Instruments (Indexed/Structured Securities)

Hybrid Instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.

The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and Forward Contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, the Fund will limit its investments in Hybrid Instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that the Fund’s investment in Hybrid Instruments will account for more than 10% of the Fund’s return (positive or negative).

Dollar Rolls

The Fund may enter into “dollar rolls” in which the Fund sells mortgage or other asset-backed securities (“Roll Securities”) for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the Roll Securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. The Fund will enter into only covered rolls. Because “roll” transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument the

Fund is required to repurchase may be worth less than an instrument the Fund originally held. Successful use of dollar rolls will depend upon the Adviser’s or Subadviser’s ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

Standby Commitments

Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Fund may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Fund may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. The Fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Fund would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Fund, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser or Subadviser, as applicable, may rely upon its evaluation of a bank’s credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Fund; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Interest-Rate Swaps, Mortgage Swaps, Caps, Collars and Floors

In order to protect the value of the Fund’s assets from interest rate fluctuations and to hedge against fluctuations in the fixed income market in which certain of the Fund’s investments are traded, the Fund may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. The Fund will enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps are individually negotiated, and the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and interest-rate positions. The Fund will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest-rate swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. The use of interest-rate swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. All of these investments may be deemed to be illiquid for purposes of the Fund’s limitation on investment in such securities. Inasmuch as these investments are entered into for good faith hedging purposes, and inasmuch as the Adviser or Subadviser, as applicable, will segregate assets with respect to such transactions, SunAmerica believes such obligations do not constitute senior securities and accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained by a custodian in a manner that satisfies the requirements of the 1940 Act. The Fund will also segregate cash or liquid securities with respect to its total obligations under any interest-rate swaps that are not entered into on a net basis and with respect to any interest-rate caps, collars and floors that are written by the Fund.

The Fund will enter into these transactions only with banks and recognized securities dealers believed by the Adviser or Subadviser to present minimal credit risk. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate floor.

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund, on a daily basis, will segregate and maintain cash or liquid securities, at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.

The Fund may make “short sales against the box.” A short sale is against the box to the extent that the Fund contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

The Fund may not enter into a short sale, including a short sale against the box, if, as a result, more than 25% of its net assets would be subject to such short sales. The Fund generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box.

Borrowing and Leverage

As a matter of fundamental policy, the Fund is authorized to borrow up to 33  1⁄3% of its total assets. The Fund may borrow up to 33  1⁄3% of its total assets for temporary or emergency purposes. The Fund may also borrow money for investment purposes and may pledge assets to secure such borrowings. In seeking to enhance investment performance, the Fund may increase its ownership of securities by borrowing at fixed rates of interest up to the maximum extent permitted under the 1940 Act (presently 50% of net assets) and investing the borrowed funds, subject to the restrictions stated in the Prospectus. Any such borrowing will be made only pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of the Fund’s assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of the Fund’s assets, so computed, should fail to meet the 300% asset coverage requirement, the Fund is required, within three days thereafter (not including Sundays and holidays), to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of the Fund’s assets fluctuate in value, but borrowing obligations are fixed when the Fund has outstanding borrowings, the net asset value per share of the Fund correspondingly will tend to increase and decrease more when the Fund’s assets increase or decrease in value than would otherwise be the case. This is the speculative factor known as leverage.

The Fund’s policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Fund. This practice may help increase the net asset value of the assets of the Fund in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the value of the Fund’s assets would be reduced by a greater amount than would otherwise be the case. The effect of borrowing will therefore tend to magnify the gains or losses to the Fund as a result of investing the borrowed monies. During periods of substantial borrowings, the value of the Fund’s assets would be reduced due to the added expense of interest on borrowed monies. The time and extent to which the Fund may employ leverage will be determined by the Adviser or Subadviser, as applicable, in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board.

Special Situations

A “special situation” arises when, in the opinion of the Adviser or Subadviser, as applicable, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Real Estate Investment Trusts (“REITs”)

The Fund may invest in REITs. REITs are trusts that invest primarily in commercial real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Portfolio Turnover

The Fund may purchase and sell securities whenever necessary to seek to accomplish its investment objective. The Fund’s portfolio turnover rate would equal 100% if each security in the Fund’s portfolio were replaced once per year. Portfolio turnover generally involves some expense to the Fund and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities. Higher portfolio turnover may decrease the after tax return to shareholders if it results in the realization of net capital gains, which may be taxable when distributed to shareholders.

Future Development

The Fund may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Fund’s investment objective, policies and restrictions and is otherwise legally permissible under federal and state laws. The Fund’s Prospectus and SAI will be amended or supplemented as appropriate to discuss any such new investments.

Operational Risk

An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers or trading counterparties. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

INVESTMENT RESTRICTIONS

The Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A “majority of the outstanding voting securities” of a Fund for this purpose means the lesser of: (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to the Fund on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

Under the following fundamental restrictions, no Fund may:

1.	With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one company or more than 10% of any class of a company’s outstanding securities, except that these restrictions shall not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”).

2.	Borrow money, except that: (i) the Fund may borrow in amounts up to 33 1⁄3% of its total assets for temporary or emergency purposes; (ii) the Fund may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets); and (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit the Funds from engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and SAI, as they may be amended from time to time.

3.	Invest more than 25% of the Fund’s assets in the securities of issuers engaged in the same industry.

4.	Engage in arbitrage transactions, buy or sell commodities or commodity contracts or real estate or interests in real estate, except that the Fund may: (i) purchase or sell financial futures and options thereon for hedging purposes, as described in the Prospectus and SAI, under policies developed by the Trustees; and (ii) purchase and sell marketable securities secured by real estate and marketable securities of companies that invest or deal in real estate.

5.	Act as underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain Federal securities laws.

6.	Make loans, except through: (i) repurchase agreements; (ii) loans of portfolio securities; (iii) the purchase of portfolio securities consistent with the Fund’s investment objectives and policies, as described in the Prospectus; and (iv) as otherwise permitted by exemptive order of the SEC.

7.	Issue senior securities as defined in the 1940 Act, except that the Fund may enter into repurchase agreements, lend its portfolio securities and borrow money, as described in restrictions (2) and (6) above.

The following additional restrictions are not fundamental policies and may be changed by the Trustees without a vote of shareholders. The Fund may not:

8.	Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 15% of the Fund’s net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(a)(2) of that Act that may be offered and sold to “qualified institutional buyers” as defined in Rule 144A, which the Adviser or Subadviser, as applicable, has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this 15% limitation on illiquid securities. For purposes of this restriction, collateral arrangements with respect to the options, financial futures and options thereon described in the Prospectus and SAI are not deemed to constitute a pledge or loan of assets.

9.	Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

10.	Purchase securities on margin, provided that margin deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute purchasing securities on margin.

11.	Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, the Fund may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and SAI, as they may be amended from time to time.

TRUSTEES AND OFFICERS

The following table lists the Trustees and officers of the Trust, their ages, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. Unless otherwise noted, the address of each executive officer and Trustee is Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Disinterested Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees of the Trust are responsible for the overall supervision of the operation of the Funds and perform various duties imposed on trustees of investment companies by the 1940 Act and the Trust’s Declaration of Trust. Trustees and officers of the Trust are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by ACS and other affiliates of SunAmerica.

Disinterested Trustees

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years[3]
Dr. Judith L. Craven Age: 71	Trustee	2001 to Present	Retired.	78	Director, Sysco Corporation (1996 to Present); Director, Luby’s, Inc. (1998 to Present).
William F. Devin Age: 78	Trustee	2001 to Present	Retired.	78	None
Richard W. Grant Age: 71	Trustee Chairman of the Board	2011 to Present	Retired. Prior to that, attorney and partner at Morgan, Lewis & Bockius LLP (1989 to 2011).	29	None
Stephen J. Gutman Age: 73	Trustee	1985 to Present	Senior Vice President and Associate Broker, The Corcoran Group (real estate) (2002 to Present); President, SJG Marketing, Inc. (2009 to Present).	29	None

Interested Trustee

Name and Age	Position(s) Held with Trust	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[2]	Other Directorship(s) Held by Trustee During Past 5 Years[3]
Peter A. Harbeck[4] Age: 63	Trustee	1995 to Present	President, CEO and Director, SunAmerica (1995 to Present); Director, ACS (1993 to Present).	148	None

[1]	Trustees serve until their successors are duly elected and qualified.
[2]	The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes the Trust (2 funds); SunAmerica Money Market Funds, Inc. (“SAMMF”) (1 fund); SunAmerica Income Funds (“SAIF”) (3 funds); SunAmerica Series, Inc. (“SA Series”) (6 funds); SunAmerica Specialty Series (“Specialty Series”) (8 funds); Anchor Series Trust (“AST”) (8 funds); SunAmerica Senior Floating Rate Fund, Inc. (“SASFR”) (1 fund); VALIC Company I (“VALIC I”) (34 funds); VALIC Company II (“VALIC II”) (15 funds); SunAmerica Series Trust (“SAST”) (50 funds); and Seasons Series Trust (“SST”) (20 funds).

[3]	Directorships of companies required to report to the SEC under the Exchange Act (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.
[4]	Mr. Harbeck is considered to be an Interested Trustee because he serves as President, CEO and Director of SunAmerica, and Director of ACS.

Officers

Name and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Officer	Other Directorship(s) Held by Officer
John T. Genoy Age: 48	President	2007 to Present	Chief Financial Officer, SunAmerica (2002 to Present); Senior Vice President, SunAmerica (2003 to Present); Chief Operating Officer, SunAmerica (2006 to Present).	N/A	N/A
Gregory R. Kingston Age: 51	Treasurer	2014 to Present	Vice President, SunAmerica (2001 to Present); Head of Mutual Fund Administration, SunAmerica (2014 to Present).	N/A	N/A
James Nichols Age: 50	Vice President	2006 to Present	Director, President and CEO, ACS (2006 to Present); Senior Vice President, SunAmerica (2002 to Present).	N/A	N/A
Gregory N. Bressler Age: 50	Secretary	2005 to Present	Senior Vice President and General Counsel, SunAmerica (2005 to Present).	N/A	N/A
Kathleen D. Fuentes Age: 47	Chief Legal Officer and Assistant Secretary	2013 to Present	Vice President and Deputy General Counsel, SunAmerica (2006 to Present).	N/A	N/A
Shawn Parry Age: 44	Vice President and Assistant Treasurer	2014 to Present	Assistant Vice President, SunAmerica (2005 to 2014); Vice President, SunAmerica (2014 to Present).	N/A	N/A
Donna M. McManus Age: 56	Vice President and Assistant Treasurer	2014 to Present	Managing Director, BNY Mellon (2009 to 2014); Vice President, SunAmerica (2014 to Present).	N/A	N/A
Kara Murphy Age: 44	Vice President	2014 to Present	Director of Research, SunAmerica (2007 to 2013); Chief Investment Officer, SunAmerica (2013 to Present).	N/A	N/A

Name and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Officer	Other Directorship(s) Held by Officer
Christopher Joe Age: 47	Chief Compliance Officer	2017 to Present	Chief Compliance Officer, SunAmerica (2017 to Present); Chief Compliance Officer, Invesco PowerShares (2012 to 2017); Deputy Chief Compliance Officer, Invesco Advisers, LLC (2014 to 2015); U.S. Compliance Director, Invesco Ltd. (2006 to 2014); Chief Compliance Officer, Invesco Investment Advisers, LLC (2010 to 2013).	N/A	N/A
Matthew J. Hackethal Age: 45	Anti-Money Laundering (“AML”) Compliance Officer	2006 to Present	Acting Chief Compliance Officer (2016 to 2017); Chief Compliance Officer, SunAmerica (2007 to Present); and Vice President, SunAmerica (2011 to Present).	N/A	N/A

Leadership Structure of the Board of Trustees

Overall responsibility for oversight of the Trust and the Fund rests with the Board of Trustees. The Trust, on behalf of the Fund, has engaged SunAmerica and, for the Fund, has engaged the Subadviser, to manage the Fund on a day-to-day basis. The Board is responsible for overseeing SunAmerica and the Subadviser and any other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust and By-laws, and the Fund’s investment objectives and strategies. The Board is presently composed of five members, four of whom are Disinterested Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Disinterested Trustees also meet at least quarterly in executive session, at which no directors who are Interested Trustees of the Trust are present. The Disinterested Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Grant, a Disinterested Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established four committees, i.e., Audit Committee, Nomination and Compensation Committee (the “Nomination Committee”), Ethics Committee, and Governance Committee (each, a “Committee”), to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, which carries out the Fund’s investment management and business affairs, and also by the Fund’s subadviser(s) and other service providers in connection with the services they provide to the Fund. Each of SunAmerica, the subadviser(s) and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Fund, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica, the Subadviser and the Fund’s other service providers (including the Fund’s distributor, servicing agent and transfer agent), the Fund’s Chief Compliance Officer, the independent registered public accounting firm for the Fund, legal counsel to the Fund, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Fund. The Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board of Trustees and Committees

Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, SunAmerica, the Subadviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Trust and as a trustee or director of the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

Dr. Judith L. Craven. Dr. Craven has served as a director or trustee in the Fund Complex since 1998 and serves as a Trustee of the Trust. She currently serves as a director or trustee with respect to 78 of the funds in the Fund Complex. In addition, she has more than 25 years of executive and business experience in various industries. Dr. Craven also has corporate governance experience from serving on the boards of directors of several public companies for more than 10 years.

William F. Devin. Mr. Devin has served as a director or trustee in the Fund Complex since 2001 and serves as a Trustee of the Trust. He currently serves as a director or trustee with respect to 78 of the funds in the Fund Complex. In addition, he has more than 30 years of business and executive experience primarily in the financial services industry, including with Fidelity. Mr. Devin also has corporate governance experience from serving on the Board of Directors of the Boston Options Exchange from 2001 to 2010.

Richard W. Grant. Mr. Grant has served as a director or trustee in the Fund Complex since March 2011 and serves as Chairman of the Board of the Trust. He currently serves as a director or trustee with respect to 29 of the funds in the Fund Complex. Mr. Grant has more than 25 years of business and corporate governance experience serving as legal counsel to a number of registered investment companies and/or their independent directors/trustees, including to the Disinterested Trustees of the Trust.

Stephen J. Gutman. Mr. Gutman has served as a director or trustee in the Fund Complex since 1985 and serves as a Trustee of the Trust. He currently serves as a director or trustee with respect to 29 of the funds in the Fund Complex. In addition, he has more than 20 years of business and executive experience in the real estate and licensing industries.

Peter A. Harbeck. Mr. Harbeck has served as a director or trustee in the Fund Complex since 1995 and serves as a Trustee of the Trust. He currently serves as a director or trustee with respect to 148 of the funds in the Fund Complex. In addition, he has served as President, CEO and Director of SunAmerica since 1995 and as Director of ACS since 1993.

Each Disinterested Trustee serves on the Trust’s Audit Committee. The Audit Committee is charged with selecting, overseeing and setting the compensation of the Trust’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Trust and for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters.

The members of the Audit Committee are Messrs. Devin, Grant, Gutman and Dr. Craven. Committee members each receive $3,646 per meeting for serving on the Audit Committees of the AIG Funds (“AIGF”)5, AST and SASFR. The Audit Committee met 4 times during the fiscal year ended September 30, 2016.

The Nomination Committee recommends to the Trustees those persons to be nominated by the Trustees as candidates to serve as Trustees and voted upon by shareholders and selects and proposes nominees for election by Trustees to the Board between

[5]	AIGF consists of the Trust, SAIF, SA Series, Specialty Series and SAMMF.

shareholders’ meetings. The Nomination Committee will consider candidates proposed by shareholders for election as Trustees. The Fund holds meetings of shareholders only when required by the 1940 Act or the Trust’s Declaration of Trust. Shareholders who would like to submit proposals for consideration at future shareholder meetings of the Fund should send written proposals to Gregory N. Bressler, Secretary, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the applicable Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included. The members of the Nomination Committee are Messrs. Devin, Grant, Gutman and Dr. Craven, with Mr. Gutman serving as Chairman. Mr. Gutman receives a $2,190 annual retainer for serving as Chairman of the Nomination Committees of AIGF, AST and SASFR and Messrs. Devin, Grant and Dr. Craven each receive a $1,459 annual retainer for serving as a member of the Nomination Committees of AIGF, AST and SASFR. Messrs. Devin, Grant and Dr. Craven each receive $731 per scheduled meeting ($367 for telephonic meetings) and Mr. Gutman, as Chairman, receives $876 per scheduled meeting ($438 per telephonic meeting). The Nomination Committee met 2 times during the fiscal year ended September 30, 2016.

The Ethics Committee is responsible for applying the Code of Ethics applicable to the Fund’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation. The Ethics Committee will inform the Board of Trustees of violations or waivers to the Trust’s Code of Ethics, as appropriate. The members of the Ethics Committee are Messrs. Devin, Grant, Gutman and Dr. Craven, with Dr. Craven serving as Chairman. Dr. Craven receives a $2,190 annual retainer for serving as Chairman of the Ethics Committees of AIGF, AST and SASFR and Messrs. Devin, Grant and Gutman each receive a $1,459 annual retainer for serving on the Ethics Committees of AIGF, AST and SASFR. Messrs. Devin, Grant and Gutman each receive $731 per scheduled meeting ($367 for telephonic meetings) and Dr. Craven, as Chairman, receives $876 per scheduled meeting ($438 per telephonic meeting). The Ethics Committee met 1 time during the fiscal year ended September 30, 2016.

The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board. The members of the Governance Committee are Messrs. Devin, Grant, Gutman and Dr. Craven, with Mr. Devin serving as Chairman. Mr. Devin receives a $2,190 annual retainer for serving as Chairman of the Governance Committees of AIGF, AST and SASFR, and Messrs. Grant, Gutman and Dr. Craven each receive a $1,459 annual retainer for serving on the Governance Committees of AIGF, AST and SASFR. Messrs. Grant, Gutman and Dr. Craven each receive $731 per scheduled meeting ($367 for telephonic meetings) and Mr. Devin, as Chairman, receives $876 per scheduled meeting ($438 per telephonic meeting). The Governance Committee met 2 times during the fiscal year ended September 30, 2016.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2016.

Disinterested Trustees

Name of Trustee	Dollar Range of Equity Securities in the Trust[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[2]
Dr. Judith L. Craven	None	None
William F. Devin	None	Over $100,000
Richard W. Grant	None	None
Stephen J. Gutman	None	$10,001-$50,000

[1]	Where the Fund is not listed with respect to a Trustee, the Trustee held no shares of the Fund.
[2]	Includes AIGF, AST, SASFR, SAST and SST.

Interested Trustee

Name of Trustee	Dollar Range of Equity Securities in the Trust[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies[2]
Peter A. Harbeck	None	Over $100,000

[1]	Where the Fund is not listed with respect to a Trustee, the Trustee held no shares of the Fund.
[2]	Includes AIGF, AST, SASFR, SAST and SST.

Trustee Compensation

The Trust pays each Disinterested Trustee’s annual compensation, in addition to reimbursement of out-of-pocket expenses, in connection with attendance at meetings of the Trustees. Specifically, each Disinterested Trustee receives from each fund within AIGF a pro rata portion (based upon the funds’ net assets) of $87,492 in annual compensation for acting as a director or trustee of AIGF ($121,500 in annual compensation for the Chairman of the Board). Each Disinterested Trustee of AIGF receives an additional $7,291 per attended quarterly meeting ($10,125 for the Chairman of the Board). Each Disinterested Trustee of SASFR receives $1,314 for each quarterly meeting attended ($1,824 for the Chairman of the Board) and $5,256 in annual compensation ($7,296 for the Chairman of the Board). In addition, each Disinterested Trustee of AST receives $29,184 in annual compensation for acting as Trustee to AST ($40,500 in annual compensation for the Chairman of the Board). Each Disinterested Trustee of AIGF, SASFR and AST receives $3,646 in compensation for attendance at each Special Board Meeting ($5,334 for the Chairman of the Board). This per meeting fee will be allocated to and paid by each fund within AIGF, SASFR and AST based upon such fund’s net assets and will also be allocated only to those funds that are subject to that meeting.

The following table sets forth information summarizing the compensation of each Disinterested Trustee of the Trust for his or her services as a Trustee/Director to certain of the funds within the Fund Complex for the fiscal year ended September 30, 2016. Neither Mr. Harbeck, an Interested Trustee of the Trust, nor any officers of the Trust receive any compensation.

Compensation Table

Trustee	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex Paid to Trustee[1]
Dr. Judith L. Craven[2]	$1,343	$391,469
William F. Devin[2]	$1,345	$436,735
Richard W. Grant	$1,827	$239,459
Stephen J. Gutman	$1,345	$176,735

[1]	Information is as of September 30, 2016 for the investment companies in the complex that pay fees to these Trustees. The investment companies are the AIGF, AST, SASFR, VALIC I and VALIC II.
[2]	Mr. Devin and Dr. Craven are also Trustees of VALIC I and VALIC II.

As of March 15, 2017, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of each class of the Fund.

Principal Shareholders of Securities

The following shareholders owned, of record or beneficially, 5% or more of the Fund Class’s outstanding shares as of March 29, 2017.

Name	Fund Class	Of Record or Beneficial Ownership	% Ownership
AIG Multi-Asset Allocation Fund Attn: Greg Kingston 2929 Allen Parkway #A8-10 Houston, TX 77019-7100	AIG Japan Fund – Class A	Record	53.00
AIG Active Allocation Fund Attn: Greg Kingston 2929 Allen Parkway #A8-10 Houston, TX 77019-7100	AIG Japan Fund – Class A	Record	12.42
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	AIG Japan Fund – Class A	Record	11.81
Merrill Lynch, Pierce, Fenner & Smith, Inc. For the sole benefit of its customers Attn: Service Team SEC# 97ME8 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	AIG Japan Fund – Class A	Record	7.58
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	AIG Japan Fund – Class C	Record	64.30
Merrill Lynch, Pierce, Fenner & Smith, Inc. For the sole benefit of its customers Attn: Service Team SEC# 97ME8 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	AIG Japan Fund – Class C	Record	15.84

ADVISER, SUBADVISER, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND SERVICING AGENT

The Adviser. SunAmerica, which was organized as a Delaware corporation in 1982, is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311, and acts as adviser to each of the Funds pursuant to the Investment Advisory and Management Agreement dated January 1, 1999 (the “Advisory Agreement”) with the Trust, on behalf of the Fund. Effective upon the close of business on December 31, 2013, the Adviser was reorganized as a Delaware limited liability company. As of December 31, 2016, the Adviser managed, advised and/or administered assets of approximately $81 billion. The Adviser is a wholly-owned subsidiary of American General Life Insurance Company, which in turn is a wholly-owned subsidiary of AGC Life Insurance Company, which in turn is a wholly-owned subsidiary of SunAmerica Financial Group, Inc., which in turn is a wholly-owned subsidiary of SAFG Retirement Services, Inc., which in turn is a wholly-owned subsidiary of American International Group, Inc. (“AIG”). AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the U.S. and abroad. AIG, through its subsidiaries, is also engaged in a range of financial services activities.

The Adviser employs a subadviser with respect to the Japan Fund. The Adviser also provides various administrative services and supervises the Fund’s daily business affairs, subject to general review by the Trustees.

SunAmerica has retained Wellington Management as subadviser pursuant to a Subadvisory Agreement dated January 27, 2012, with respect to the Japan Fund. Wellington Management’s principal offices are located at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2016, Wellington Management had investment management authority with respect to approximately $979 billion in assets.

In carrying out its responsibilities, SunAmerica may employ, retain or otherwise avail itself of the services of other persons or entities such as Wellington Management, on such terms as SunAmerica shall determine to be necessary, desirable or appropriate. SunAmerica may retain one or more advisers to manage all or a portion of the investment portfolio of the Fund, at SunAmerica’s own cost and expense. Retention of one or more advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of SunAmerica under the Advisory Agreement and SunAmerica shall be responsible for all acts and omissions of such advisers, or other persons or entities, in connection with the performance of SunAmerica’s duties.

Except to the extent otherwise specified in the Advisory Agreement, the Fund pays, or causes to be paid, all expenses of the Trust and the Fund, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Funds and their shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and SAIs regarding the Fund, and supplements thereto, to the shareholders of the Fund; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent registered public accounting firms; membership dues of industry associations; interest on borrowings of the Fund; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust’s operation.

As compensation for its services to the Fund, SunAmerica receives a fee from the Fund, payable monthly, computed daily at the annual rates set forth below:

Fund	Fee Rate (as a % of average daily net asset value)

Japan Fund	1.15% of net assets

SunAmerica or its affiliates may receive financial support from certain subadvisers for distribution-related services, including support to help offset costs for training to support sales of the Fund.

The following table sets forth the total advisory fees received by SunAmerica from the Fund pursuant to the Advisory Agreement for the fiscal years ended September 30, 2016, 2015 and 2014.

Advisory Fees

Fund	2016	2015	2014
Japan Fund	$452,753	$455,524	$373,571

Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and/or reimburse expenses with respect to the Fund to the extent that the Total Annual Fund Operating Expenses exceed the amounts set forth in the following table. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. These expense waivers and/or fee reimbursements will continue indefinitely, subject to termination by the Trustees, including a majority of the Disinterested Trustees.

Annual Total Fund Operating Expenses (as a percentage of average daily net assets)
Fund	Class W
Japan Fund	1.70%

SunAmerica may also voluntarily waive or reimburse additional amounts to increase the investment return to a Fund’s investors.

Further, any contractual waivers and/or reimbursements made by SunAmerica with respect to the Fund are subject to recoupment from the Fund within two years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the expense caps in effect at the time the waivers and/or reimbursement occurred. The potential recoupments are accounted for as contingent liabilities that are not recordable on the balance sheet of the Fund until collection is probable, but appear as footnote disclosure to the Fund’s financial statements. At such time as it appears probable that the Fund is able to effect such recoupment and that SunAmerica intends to seek such recoupments, the amount of the recoupment will be accrued as an expense of the Fund for that current period.

Class W shares of the Fund were not in operation for the fiscal years ended September 30, 2016, 2015 and 2014 and therefore SunAmerica did not waive fees and/or reimburse expenses with respect to Class W.

Information about the Portfolio Managers

Other Accounts Managed by each Portfolio Manager

The following table indicates the number of other accounts managed by each portfolio manager (each, a “Portfolio Manager” and collectively, the “Portfolio Managers”) and the total assets in the accounts in each of the following categories as of September 30, 2016 (unless otherwise indicated): Registered Investment Company (“RIC”), Other Pooled Investments (“OPI”), and Other Accounts (“OA”). For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

			Number of Other Accounts Managed and Total Assets by Account ($ millions except as noted)			Number of Accounts and Total Assets Which Advisory Fee is Performance Based ($ millions except as noted)
Fund	Adviser/ Subadviser	Portfolio Manager	RIC	OPI	OA	RIC	OPI	OA
Japan Fund	Wellington	J.Y. Oh	3	7	4	—	3	1
			$547.7	$220.4	$881.6	$—	$29.9	$563.4

Potential Conflicts of Interest

As shown in the tables above, the Portfolio Manager is responsible for managing other accounts for multiple clients, including affiliated clients (“Other Client Accounts”), in addition to the Fund. In certain instances, conflicts may arise in their management of the Fund and such Other Client Accounts. The Portfolio Manager aims to conduct its activities in such a manner that permits it to deal fairly with each of its clients on an overall basis in accordance with applicable securities laws and fiduciary obligations.

•	Trade Allocations. One situation where a conflict may arise between the Fund and Other Client Accounts is in the allocation of trades among the Fund and the Other Client Accounts. For example, the Adviser or Subadviser, as applicable, may determine that there is a security that is suitable for the Fund as well as for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the value of securities held by the Fund. The Fund, the Adviser and the Subadviser have adopted policies and procedures regarding the allocation of trades and brokerage, which the Fund, the Adviser and the Subadviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). The policies and procedures generally require that securities be allocated among the Fund and Other Client Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

•	Allocation of Portfolio Manager’s Time. The Portfolio Manager’s management of the Fund and Other Client Accounts may result in the Portfolio Manager devoting a disproportionate amount of time and attention to the management of the Fund or Other Client Accounts if the Fund and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Adviser and the Subadviser seek to manage such competing interests for the time and attention of the Portfolio Manager. Although the Adviser and the Subadviser do not track the time the Portfolio Manager spends on the Fund or a single Other Client Account, the Adviser and the Subadviser do periodically assess whether the Portfolio Manager has adequate time and resources to effectively manage all of such Portfolio Manager’s accounts. In certain instances, the Portfolio Manager may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Accounts) causing a conflict of interest.

•

Personal Trading by the Portfolio Manager. The management of personal accounts by the Portfolio Manager may give rise to potential conflicts of interest. While generally the Adviser’s and Subadviser’s Codes of Ethics will impose limits on the ability of the Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the Adviser’s and Subadviser’s Codes of Ethics will eliminate such conflicts.

Wellington Management. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Mr. Oh, the Fund’s portfolio manager listed in the Prospectus who is primarily responsible for the day-to-day management of the Fund (the “Wellington Portfolio Manager”), generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Wellington Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Wellington Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to those of the Fund.

The Wellington Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Wellington Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Oh also manages accounts that pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Wellington Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the Wellington Portfolio Manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Wellington Portfolio Manager. Finally, the Wellington Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

SunAmerica’s Portfolio Manager Compensation

SunAmerica Portfolio Manager’s compensation has a salary, plus a bonus made up of short-term incentive and long-term incentive components. The salary is a fixed annual salary, and is generally based on the Portfolio Manager’s responsibilities and leadership role within the organization. The short-term incentive is discretionary and based on the respective Fund’s performance, the individual’s performance and the organizational performance of AIG in the current compensation period. In addition, SunAmerica may award long-term incentive compensation to an eligible portfolio manager who consistently meets or exceeds relative performance criteria.

SunAmerica believes its compensation program is adequate to incentivize Portfolio Managers and analysts to seek maximum performance within risk parameters described in the Fund’s Prospectus.

Wellington Management’s Portfolio Manager Compensation

Wellington Management receives a fee based on the assets under management in the Fund as set forth in a Subadvisory Agreement between Wellington Management and SunAmerica on behalf of the Fund (the “Wellington Subadvisory Agreement”).

Wellington Management pays its investment professionals out of its total revenues, including the subadvisory fees earned with respect to the Fund. The following information relates to the fiscal year ended September 30, 2016.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the manager listed in the Fund’s prospectus who is primarily responsible for the day-to-day management of the Fund includes a base salary and incentive components. The base salary for each portfolio manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the Managing Partners of the firm. The Wellington Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Wellington Portfolio Manager and generally each other account managed by the Wellington Portfolio Manager. The Wellington Portfolio Manager’s incentive payment relating to the Japan Fund is linked to the gross pre-tax performance of the Fund managed by the Wellington Portfolio Manager compared to the MSCI Japan Index over one- and three-year periods, with an emphasis on three-year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in five-year performance comparison period, which will be fully implemented by December 31, 2016. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Wellington Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Wellington Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner of Wellington Management is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Oh is a Partner.

Portfolio Manager Ownership of Fund Shares

The following table shows the dollar range of Fund shares beneficially owned by the Portfolio Manager as of September 30, 2016 (unless otherwise indicated):

Name of Portfolio Manager	Dollar Range of Equity Securities beneficially owned in each Fund managed by the named Portfolio Manager
Jun Y. Oh	None

Subadviser. Wellington Management acts as subadviser to the Fund pursuant to the Wellington Subadvisory Agreement. In its capacity as subadviser, Wellington Management performs its advisory operations independently of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays Wellington Management’s fees. The annual fee rate that SunAmerica pays to Wellington Management is equal to 0.45% of the average daily net assets of the Japan Fund.

Each of the Advisory Agreement and the Subadvisory Agreement will terminate automatically in the event of its assignment. Each of the agreements will remain in effect from year to year after so long as the continuance is approved at least annually: (a) by the vote of a majority of the Fund’s Trustees who are Disinterested Trustees of the Trust or SunAmerica, cast in person at a meeting specifically called for the purpose of voting on such approval; or (b) by the vote of a majority of the Board and the vote of a majority of the outstanding Fund shares. Each agreement may be terminated at any time without penalty on sixty (60) days’ notice by the Trustees, SunAmerica or Wellington Management, as applicable, or by the vote of the majority of the outstanding Fund shares. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund on the part of SunAmerica or Wellington Management, SunAmerica or Wellington Management, as applicable, will not be liable to the Fund for any loss incurred.

For the fiscal years ended September 30, 2014, 2015 and 2016 SunAmerica paid Wellington Management $73,090, $178,248 and $177,164, respectively.

Personal Securities Trading

The Trust, SunAmerica and the Distributor have adopted a written Code of Ethics (the “SunAmerica Code”) pursuant to Rule 17j-1 under the 1940 Act, which restricts the personal investing by certain Access Persons of the Fund in securities that may be held or purchased by the Fund to ensure that such investments do not disadvantage the Fund. SunAmerica reports to the Board of Trustees on a quarterly basis as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust (as defined in the SunAmerica Code) or SunAmerica during a quarter. The SunAmerica Code is filed as an exhibit to the Fund’s registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Fund’s Prospectus.

Wellington Management has adopted a written Code of Ethics, and has represented that the provisions of such Code of Ethics are substantially similar to those in the SunAmerica Code. Further, the Subadviser reports to SunAmerica on a quarterly basis as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust insofar as such violations related to the Trust. In turn, SunAmerica reports to the Board of Trustees as to whether there were any violations of the SunAmerica Code by Access Persons (as defined in the SunAmerica Code) of the Trust or SunAmerica.

The Distributor

The Trust, on behalf of each class of the Fund, has entered into a distribution agreement (the “Distribution Agreement”) with ACS, a registered broker-dealer and an indirect wholly-owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of the Fund. The address of the Distributor is Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Funds through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing and distributing Prospectuses, annual reports and other periodic reports respecting the Fund, for distribution to persons who are not shareholders of such Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Fund (see “Distribution Plans” below).

ACS serves as distributor of Class W shares and incurs the expenses of distributing the Class W shares under the Distribution Agreement, none of which expenses are reimbursed or paid by the Trust.

Continuance of the Distribution Agreement with respect to the Fund is subject to annual approval by vote of the Trustees, including a majority of the Trustees who are Disinterested Trustees of the Trust. The Trust and the Distributor each have the right to terminate the Distribution Agreement with respect to the Fund on 60 days’ written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

The Trust has entered into an Administration and Shareholder Services Agreement (the “Class W Service Agreement”) with ACS to provide additional shareholder services to Class W shareholders. Pursuant to the Class W Service Agreement, as compensation for various services rendered, the Distributor receives a fee from the Trust of 0.15% of the daily net assets of the Fund’s Class W shares.

Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company’s board of directors (“Distribution Plan”). There is no Distribution Plan in effect for Class W shares.

It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor’s distribution costs as described above.

Class W shares of the Fund were not in operation for the fiscal years ended September 30, 2016, 2015 and 2014 and therefore the Fund paid no fees to the Distributor pursuant to the Class W Service Agreement.

Payments to Financial Institutions

As described in the Prospectus, the Distributor, SunAmerica, or their affiliates may make payments to Financial Institutions, including certain broker-dealers within VALIC, an affiliate of SunAmerica, other than the standard dealer concessions listed under “Calculation of Sales Charges” in the Prospectus, or the distribution or service fees that may be made by the Distributor to Financial Institutions pursuant to the Distribution Plans. The additional payments may be made in the form of sales charge or service fee payments over and above the standard payment rate made by the Distributor to broker-dealers in connection with distribution-related or accountant maintenance services under the Distribution Plans, or in the form of other “revenue sharing” payments that may be paid to Financial Institutions, as described in the Prospectus. These additional payments are collectively referred to as “revenue sharing payments.”

The Distributor, SunAmerica and their affiliates make revenue sharing payments to Financial Institutions that generally range from 0.03% to 0.40% of Fund assets serviced and maintained by the Financial Institution and/or from 0.05% to 0.25% of gross or net sales of Fund shares attributable to the Financial Institution. Payments may also take the form of flat fees payable on a one-time or periodic basis, including, but not limited to, in connection with the initial set-up of the Fund on a Financial Institution’s platform, for inclusion on a Financial Institution’s preferred list of funds offered to its clients or for other marketing, sales support, educational or training programs. The list below includes the names of the Financial Institutions that received revenue sharing payments in connection with distribution-related or other services provided to the Funds in the calendar year ended December 31, 2016. This list is subject to change and the Distributor, SunAmerica, or their affiliates may, from time to time revise or terminate existing arrangements with such entities, or may enter into new arrangements with Financial Institutions that are not presently listed below.

Ameriprise Financial

Charles Schwab & Co.

CUSO Financial Services, L.P.

LPL Financial

Merrill Lynch

Morgan Stanley Wealth Management

National Financial Services/Fidelity Services

Oppenheimer & Co.

Pershing, LLC

Raymond James & Associates

RBC Wealth Management

Robert W. Baird

Stifel, Nicolaus & Co, Inc.

TD Ameritrade Trust Company

UBS Financial Services

VALIC Financial Advisors

Vanguard Group

Wells Fargo Advisors

These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Institution’s website for more information.

In addition to the dealer concessions and the Distribution Plan and revenue sharing payments described above and in the Prospectus, the Funds, Distributor, SunAmerica or their affiliates may also make payments to Financial Institutions in connection with administrative, sub-accounting and networking services (i.e., services to support the electronic transmission of shareholder orders through the National Securities Clearing Corporation). These fees are separate from the fees described above and from the fees paid by the Fund to AFS (as defined below), the Transfer Agent (as defined below), or to the Distributor pursuant to the Class W Services Agreement with respect to the Class W shares.

Servicing Agent

The Trust has entered into a service agreement (the “Service Agreement”), under the terms of which AIG Fund Services, Inc. (“AFS”), an affiliate of SunAmerica, acts as a servicing agent assisting State Street Bank and Trust Company (“State Street”) in connection with certain services offered to the shareholders of each of the Funds. Under the terms of the Service Agreement, AFS may receive reimbursement of its costs in providing such shareholder services. AFS is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311.

Pursuant to the Service Agreement, as compensation for services rendered, AFS receives a fee from the Fund, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A, Class C and Class W shares. From this fee, AFS pays a fee to State Street, and its affiliate, Boston Financial Data Services (“BFDS” and with State Street, the “Transfer Agent”) (other than out-of-pocket charges of the Transfer Agent which are paid by the Trust). The out-of-pocket charges of the Transfer Agent include charges for services relating to anti-money laundering procedures under the USA PATRIOT Act of 2001, as amended. For further information regarding the Transfer Agent, see the section entitled “Additional Information” below.

The Service Agreement dated January 1, 1999, as amended from time to time, continues in effect from year to year provided that such continuance is approved annually by vote of a majority of the Trustees including a majority of the Disinterested Trustees.

The following table sets forth the fees paid by the Funds to AFS pursuant to the Service Agreement for the fiscal years ended September 30, 2016, 2015 and 2014.

Fund	2016	2015	2014
Japan Fund	$86,043	$86,378	$70,921

Class W shares of the Fund were not in operation for the fiscal years ended September 30, 2016, 2015 and 2014 and therefore the Fund paid no fees to AFS pursuant to the Service Agreement with respect to such classes.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Responsibility . The Trust has adopted policies and procedures for the voting of proxies relating to Fund securities (the “Policies”). The Policies were drafted according to recommendations by SunAmerica and an independent proxy voting agent. The Policies enable the Trust to vote proxies in a manner consistent with the best interests of the Funds and the Funds’ shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of all Fund proxies in accordance with the Policies. The Proxy Voting Committee will consist of a member of the Investment Management Department, at least one member of the Legal and Compliance Departments, and at least one person with respect to SunAmerica who oversees subadvisers (with respect to Funds, the investment discretion over which is delegated to a subadviser) or their designees.

The Proxy Voting Committee has engaged the services of an independent voting agent to assist in issue analyses, vote recommendations for proxy proposals, and to assist the Fund with certain responsibilities including recordkeeping of proxy votes.

The Funds are generally passive investors in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular social agenda. The Funds generally will abstain on “social issue proposals.”

In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board of Trustees has determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the particular Fund. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance.

Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”), which identify certain vote items to be determined on a case-by-case basis. In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on the guidance or a recommendation from the independent proxy voting agent, but may rely on a subadviser of the Fund, or other sources. SunAmerica, or a subadviser of the Fund, may propose to deviate from the Guidelines or guidance or recommendations from the independent proxy voting agent. In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, the Funds’ shareholders.

Examples of the Fund’s Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Funds’ voting positions on specific matters:

•	Vote on a case-by-case basis on proposals to increase authorized common stock;

•	Vote on a case-by-case basis on most mutual fund matter shareholder proposals to terminate the investment adviser;

•	Vote on a case-by-case basis regarding merger and acquisition matters;

•	Not vote proxies for index funds/portfolios and passively managed funds/portfolios;*

•	Not vote proxies for securities that are out on loan;**

•	Vote on a case-by-case basis on equity compensation plans.

*	Only applicable to index and passively managed funds in the Fund Complex. The boards of the funds have determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the funds retain a particular security. That is, the funds will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the funds will make a determination to retain or sell a security based on whether the index retains or deletes the security.
**

The boards of the funds that have approved the lending of portfolio securities have determined that the costs of voting proxies with respect to securities that are out on loan generally outweigh any benefit that may be achieved by the voting of such proxies. The costs of voting such proxies include the opportunity cost of lost securities lending income when securities are recalled from a loan. However, under certain circumstances, including where the investment adviser and/or subadviser to a Fund determines that a proxy vote is materially important to the Fund’s interest and where it is feasible to recall the security on a timely basis, the Adviser will use its reasonable efforts to recall the security.

Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the guidance or recommendations of the independent proxy voting agent.

However, if a situation arises where a vote presents a conflict between the interests of a Funds’ shareholders and the interests of SunAmerica or one of its affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with one Disinterested Trustee, time permitting, before casting the vote to ensure that the Fund votes in the best interests of its shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.

Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for (a) any determination to vote a particular proxy in a manner contrary to its generally stated Guidelines, (b) any determination to vote a particular proxy in a non-uniform manner, and (c) any other material determination made by the Proxy Voting Committee, as well as for ensuring the maintenance of records of each proxy vote, as required by applicable law. The independent proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Fund. The proxy voting record for the most recent twelve-month period ended June 30 is available on the SEC’s website at http://www.sec.gov or can be obtained, without charge, upon request, by calling (800) 858-8850.

Board Reporting. The Fund’s Chief Compliance Officer will provide a summary report at each quarterly meeting of the Boards which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board has adopted policies and procedures relating to disclosure of information about the portfolio holdings of the Fund (the “Portfolio Holdings Policies”). These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties. Unless the Fund’s portfolio holdings information has been publicly disclosed, it is the Fund’s policy to prevent disclosure of such information, except as may be permitted by the Portfolio Holdings Policies.

The Fund’s complete portfolio holdings will be publicly available via SEC filings made by the Fund on a fiscal quarterly basis. The filings will be made on Form N-Q for the Fund’s first and third fiscal quarters (not later than 60 days after the close of the applicable quarter) and on Form N-CSR for the Fund’s second and fourth fiscal quarters (not later than 10 days after the transmission to shareholders of the Fund’s semi-annual report and annual report, respectively). A schedule of the complete holdings of the Fund will also be available on the Fund’s website approximately 30 days after the end of each month.

Moreover, there may be instances from time to time when SunAmerica determines that it is important to immediately communicate certain information to the Fund’s shareholders, including communications that may contain information about the Fund’s portfolio holdings. In these instances, and where SunAmerica determines that the most efficient manner to disseminate such information to shareholders is to post the information on the Fund’s website, the information will be considered publicly disseminated pursuant to the Portfolio Holdings Policies. In order for information about portfolio holdings to be disseminated in this manner, SunAmerica’s general counsel must approve the dissemination of this information and such information must be posted prominently on the Fund’s website.

SunAmerica, Wellington Management and/or the Fund may disclose any and all portfolio holdings information prior to public dissemination to the Fund’s primary service providers (i.e., the Fund’s investment adviser, subadviser, distributor, custodian, transfer agent, servicing agent, fund accountant, administrator, independent public accountants, and legal counsel) and to other service providers (such as proxy voting services, pricing information vendors, broker-dealers who effect portfolio securities transactions, broker-dealers who provide pricing information, and providers of printing and/or regulatory filing services) who need access to such information to perform services on behalf of the Fund. Portfolio holdings information may be disclosed to the third parties described above to the extent and as frequently as necessary to allow such third party to perform its duties and responsibilities. These parties are generally subject to duties of confidentiality with respect to the portfolio holdings information they receive, imposed by either law, contract or by the nature of their duties.

SunAmerica, Wellington Management and/or the Fund may selectively disclose the Fund’s non-public portfolio holdings prior to public dissemination to third parties (other than those service providers described above), only if (1) the Fund has a legitimate purpose to do so, and (2) the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information. Before any such disclosure is made, a written request must be submitted to and approved by SunAmerica’s legal department. SunAmerica’s legal department may approve the request if it is reasonably determined that the requested disclosure would serve a legitimate business purpose of the Fund. If the request is approved, the third party must execute a confidentiality agreement in a form deemed acceptable by the SunAmerica legal department, unless such disclosure is otherwise required by applicable law, including requests by regulators, court order, or similar authority. Neither the Fund, SunAmerica, Wellington Management nor their affiliates, may receive compensation or other consideration in connection with an arrangement to make available information about the Fund’s portfolio holdings.

At each quarterly meeting of the Board, the Adviser shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Fund and the purpose for such disclosure.

Each of the below listed third parties has been informed of its duty of confidentiality and has been approved to receive information concerning the Funds’ holdings:

1.	Subadviser. The Subadviser is continuously provided with the entire portfolio holdings for the Fund on a daily basis.

In connection with providing investment advisory services to its clients, Wellington Management has ongoing arrangements to disclose non-public portfolio holdings information to the following parties:

Brown Brothers Harriman & Co. performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis.

Copal Partners (UK) Limited performs certain investment guideline monitoring and coding activities, in addition to analytical and reporting functions on behalf of Wellington Management and has access to holdings information on a daily basis.

FactSet Research Systems Inc. provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.

Glass, Lewis & Co. provides proxy voting services for Wellington Management and receives portfolio holdings information on a daily basis.

Investment Technology Group, Inc. provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.

Markit WSO Corporation performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis.

MSCI, Inc provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.

State Street performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis.

Syntel Inc. performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis.

2.	PricewaterhouseCoopers LLP (“PwC”). PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Funds’ financial statements. PwC does not disclose to third parties information regarding the Fund’s holdings.

3.	Ernst & Young LLP (“E&Y”). E&Y is provided with portfolio holdings information in connection with tax services it provides to the Fund. E&Y does not disclose to third parties information regarding the Fund’s holdings.

4.	State Street. State Street, as custodian to the Fund, has daily access to the entire holdings of the Fund. State Street does not disclose or release information regarding the Fund’s holdings except as instructed by the Fund.

5.	Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is provided with the entire portfolio holdings information for the Fund on a monthly basis. This information is disclosed approximately thirty (30) days after the month end. Broadridge analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine the Fund’s asset class and category in order to place the Fund in the appropriate peer group. Broadridge does not disclose the entire portfolio holdings of the Fund, but does disclose the information listed above. This information is made available to Broadridge subscribers approximately sixty (60) days after the receipt of information from the Fund.

6.

Morningstar, Inc. (“Morningstar”). Morningstar is a subscription-based service where certain information regarding stocks and retail mutual funds may be accessed through its website at no charge. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar Direct product, entire portfolio holdings information is available to subscribers approximately one week after Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

7.	Bloomberg LLP (“Bloomberg”). Bloomberg is provided with the entire portfolio holdings information for the Fund on a quarterly basis, approximately forty-five (45) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

8.	Financial Printers. Fund Accounting provides various financial printers with portfolio holdings information within sixty (60) days after each portfolio’s fiscal quarter. Financial printers assist the Fund with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

9.	Investment Company Institute (“ICI”). Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Funds on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Fund’s holding information publicly.

10.	Manhattan Creative Partners (d/b/a “Diligent”). Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the retail funds advised by SunAmerica. Diligent also hosts the Board’s online meeting materials.

11.	Marketing Firms. SunAmerica’s marketing group provides portfolio holding information to various marketing firms, including PeachTree Enterprises, Primelook, Inc., Royal Impressions, Wilmedia and JDP Marketing Services. Depending on the funds and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period end. Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Fund or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports. They do not publicly disclose the Fund’s portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

12.	Institutional Shareholder Services (“ISS”). ISS downloads both daily and weekly portfolio information (i.e., custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used for the purposes of voting proxies on behalf of the Fund, evaluating the Fund’s eligibility for participating in, and filing proofs of claim on behalf of, the Fund in securities class action lawsuits. ISS does not publicly disclose the information except as may be required when filing a proof of claim in connection with a Fund’s participation in a securities class action lawsuit. SunAmerica’s contract with ISS includes confidentiality disclosure.

13.	SunAmerica Retirement Markets, Inc. (“SARM”). SARM, an affiliate of SunAmerica, is provided with portfolio information, as needed, in order to facilitate marketing-related support services with respect to the Funds.

Certain other information concerning the Fund’s portfolio described below may also be disclosed prior to the public dissemination of the Fund’s portfolio holdings, provided that: (i) the information has been made available to all shareholders of the Fund (e.g., the information has been mailed to shareholders) and/or (ii) the information has been posted on the Fund’s website, including where there is a prominent link on the website to such information (e.g., links to fund fact sheets, brochures or other marketing pieces that may contain identifiable holdings information).

1. Asset Class Information. Asset class information (e.g., equity, fixed income, currency or commodities) and the total percentage of the Fund held in each asset class;

2. Sector or Geographic Information. Sector information (e.g., technology, financials, industrials) or geographic information (e.g., non-U.S., U.S., or country-specific allocations) and the total percentage of the Fund held in each sector or geographic region/country;

3. Impact of Fund Allocation Information. Impact of asset class, sector or geographic information, including contributors/detractors to the Fund’s performance; provided, however, that when actual portfolio holdings are named, disclosure of these holdings must be consistent with sections 1 or 2 above; and

4. General Portfolio Characteristics. General portfolio characteristics of the Fund, including, but not limited to, total number of stocks held by the Fund, average market capitalization and return on equity.

Other data regarding the Fund’s portfolio may also be distributed prior to public dissemination of the Fund’s portfolio holdings, provided that (a) such data does not identify any specific portfolio holding and (b) the Fund’s specific portfolio holdings cannot be derived from such data. Examples of permitted data include, but are not limited to, total net assets, number of holdings, market capitalization, p/e ratio, r2 and beta.

PORTFOLIO TRANSACTIONS AND BROKERAGE

As discussed in the Prospectus, the Adviser or the Subadviser, as applicable, is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of the Adviser or the Subadviser.

Also, subject to best price and execution and consistent with applicable securities laws and regulations, the Adviser or the Subadviser may direct brokerage to certain broker-dealers under an agreement whereby these broker-dealers would pay designated Fund expenses, including, for example, custody expenses. It is possible that broker-dealers participating in this program in the future might be affiliated with the Adviser or the Subadviser, subject to applicable legal requirements. The brokerage of the Fund will not be used to help pay the expenses of any other AIG Fund. The Adviser will continue to waive its fees or reimburse expenses for the Fund for which it has agreed to contractually. All expenses paid through expense offset arrangements resulting from broker commission recapture will be over and above such waivers and/or reimbursements, so that the Adviser will not receive any direct or indirect economic benefit from the directed brokerage arrangements. By entering into these type of expense offset arrangements, the Fund can reduce expenses reported to shareholders in its statement of operations, fee table and expense ratio and can increase its reported yield.

In the OTC market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Adviser’s and Subadviser’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. The Adviser or the Subadviser may, however, select broker-dealers that provide it with research services—analyses and reports concerning issuers, industries, securities, economic factors and trends—and may cause the Fund to pay such broker-dealers commissions which exceed those that other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser or the Subadviser with respect to clients other than the Fund and may not be used in connection with the Fund. No specific value can be determined for research services furnished without cost to the Adviser or the Subadviser by a broker. The Adviser and the Subadviser are of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser’s and the Subadviser’s research and analysis. Therefore, it may tend to benefit the Fund by improving the quality of the Adviser’s and the Subadviser’s investment advice. The investment advisory fees paid by the Fund are not reduced because the Adviser or the Subadviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser or the Subadviser may designate the use of broker-dealers who have agreed to provide the Adviser or the Subadviser with certain statistical, research and other information.

The Adviser or the Subadviser may effect portfolio transactions through an affiliated broker-dealer, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

Although the objectives of other accounts or investment companies that the Adviser or the Subadviser manages may differ from those of the Funds, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Fund and one or more other accounts or investment companies that the Adviser or the Subadviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Fund and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser or the Subadviser. The Adviser or the Subadviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell, or the price at which such security can be purchased or sold.

The following tables set forth the brokerage commissions paid by the Fund and the amounts of the brokerage commissions paid to affiliated broker-dealers by the Fund for the fiscal years ended September 30, 2016, 2015 and 2014.

2016 Brokerage Commissions

	Aggregate Brokerage Commissions	Amount Paid To Affiliated Broker- Dealers	Percentage Paid to Affiliated Broker- Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
Japan Fund	$74,097	$—	—%	—%

2015 Brokerage Commissions

	Aggregate Brokerage Commissions	Amount Paid To Affiliated Broker- Dealers	Percentage Paid to Affiliated Broker- Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
Japan Fund	$63,037	$—	—%	—%

2014 Brokerage Commissions

	Aggregate Brokerage Commissions	Amount Paid To Affiliated Broker- Dealers	Percentage Paid to Affiliated Broker- Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
Japan Fund	$41,603	$—	—%	—%

The following table sets forth the Fund’s holdings of securities of the Trust’s regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of September 30, 2016.

Fund	Broker Dealer	Amount($) (000’s)	Debt/Equity
Japan Fund	State Street Bank & Trust Co.	$211	Debt

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

Information regarding the purchase of shares is located in the “Shareholder Account Information” section of the Funds’ Prospectus and is hereby incorporated by reference.

Upon making an investment in shares of the Fund, an open account will be established under which shares of such Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder’s account by the Transfer Agent. Shareholders will not be issued certificates for their shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder Services at (800) 858-8850.

Shareholders who have met the Fund’s minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. Dollar cost averaging does not assure a profit or protect against loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels. At the shareholder’s election, such purchases may be made from such shareholder’s bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

Shares of each of the Fund are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor, may be imposed. Class W shares do not impose a sales charge.

Purchases through the Distributor

An investor may purchase shares of the Fund through brokers and dealers that have entered into selected dealer agreements with the Distributor. Such broker-dealers are expected to forward purchase orders and payment promptly to the Fund. Orders received by the Distributor (through such dealers) before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange (“NYSE”) that day. Orders received after the close of business will be executed at the offering price determined at the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. The Fund will not be responsible for delays caused by brokers or dealers.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the redemption of Fund shares.

If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Trust, having filed with the SEC a notification of election pursuant to Rule 18f-1 on behalf of the Fund, may pay the redemption price in whole or in part, by a distribution in kind of securities from the Fund in lieu of cash. In conformity with applicable rules of the SEC, the Fund is committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing Fund securities is described below in the section entitled “Determination of Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

The Distributor is authorized, as agent for the Fund, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of the Fund next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Fund’s close of business will be priced based on the next business day’s close. Dealers may charge for their services in connection with the repurchase, but neither the Fund nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

EXCHANGE PRIVILEGE

Shareholders in the Fund may exchange their shares for the same class of shares of any other Fund or other funds distributed by the Distributor. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $50 (which may be waived at the discretion of the Advisor) and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days’ written notice. Further information about the exchange privilege may be obtained by calling Shareholder Services at (800) 858-8850.

If a shareholder acquires Class A shares through an exchange from another of AIGF where the original purchase of such fund’s Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

A shareholder who acquires Class C shares through an exchange from another of AIGF will retain liability for any CDSC outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares.

Because excessive trading (including short-term “market timing” trading) can hurt the Fund’s performance, the Fund may refuse any exchange sell order: (1) if it appears to be a market timing transaction involving a significant portion of a Fund’s assets; or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

In addition, the Fund reserves the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder’s purchase exchange may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets. In particular, a pattern of excessive exchanges that coincide with a “market timing” strategy may be disruptive to the Fund and may therefore be refused.

Exchanging between Share Classes of the Same Fund—In connection with advisory fee-based investment programs (“Programs”) sponsored by certain Financial Institutions, and subject to the conditions set forth below, shareholders may exchange their shares of one share class of the Fund for shares of another share class of the Fund. These transactions will be processed as an exchange of the shares you currently hold for shares in the new class. Shareholders exchanging into the new class must meet the eligibility requirements for such class, as described in a Fund’s Prospectus.

These exchanges are generally only available for shareholders who hold shares through accounts with Financial Institutions and who are entering a Program with such Financial Institution. Please contact your Financial Institution for additional information concerning these types of exchanges, including whether they are available for your account.

Exchanging Class A shares for Class W shares—Shareholders that are part of a Program may exchange their Class A shares of the Fund held at the Financial Institution sponsoring the Program for Class W shares of the Fund to be held in the Program. Please note that any Class A sales charges that you paid for these shares (including contingent deferred sales charges) will not be credited back to your account.

Exchanging Class C shares for Class W shares—Shareholders that are part of a Program may exchange their Class C shares of the Fund held at the Financial Institution sponsoring the Program for Class W shares of the Fund to be held in the Program. Only Class C shares that are no longer subject to a CDSC (i.e., that are held longer than twelve months) are eligible for exchange to Class W shares.

Exchanging Class W shares for Class A shares—Shareholders may exchange Class W shares of the Fund held through a Program for Class A shares of the Fund without paying an initial Class A sales charge if the shareholder is leaving or has left the Program and provided that the Class A shares received in the exchange will be held at the same Financial Institution that sponsored the Program. Shareholders should note that the Class A shares of a Fund are subject to a 12b-1 fee and have higher annual operating expenses than the Class W shares of the Fund.

An exchange of shares you currently hold in one class of the Fund for shares in another class of the same Fund will generally not constitute a taxable transaction for federal income tax purposes. Shareholders should, however, consult with their tax adviser regarding the state and local tax consequences of this type of an exchange of Fund shares.

The Fund may change or cancel the exchange privilege at any time, upon 60 days’ written notice to its shareholders. The Fund at all times also reserves the right to restrict, or reject any exchange transactions, for any reason, without notice.

DETERMINATION OF NET ASSET VALUE

Shares of each class of the Fund are valued at least daily as of the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time). The Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading. The Fund relies on various sources to calculate its net asset value. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such sources, technological issues or otherwise.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”).

Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities and foreign equity futures contracts, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Bonds, debentures, and other debt securities, are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

Senior floating rate loans (“Loans”) are valued at the average of available bids in the market for such Loans, as provided by a Board-approved loan pricing service.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Futures contracts traded on national securities exchanges are valued at the quoted daily settlement price established by the exchange on which they trade reported by a Board-approved pricing service. Option contracts traded on national securities exchanges are valued at the mean of the last bid and ask price reported by a Board-approved pricing service as of the close of the exchange for which they are traded. Option contracts traded OTC will be valued based upon the average of quotations received from at least two brokers in such securities or currencies. Option contracts on swaps and other option derivatives (i.e., straddle options) are valued at a mid valuation provided by a Board-approved pricing service. Swap contracts traded on national securities exchanges are valued at the closing price of the exchange on which they are traded or if a closing price of the exchange is not available, the swap will be valued using a mid valuation provided by a Board-approved pricing service. Swap contracts traded OTC will be valued at a mid valuation provided by a Board-approved pricing service. Forward foreign currency contracts are valued at the 4:00 p.m. Eastern time forward rate.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or OTC market.

The Board is responsible for the share valuation process and has adopted policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Fund, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust’s fair valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Dividends from net investment income, if any, will be distributed at least annually to the registered shareholders of the Fund. The excess of net realized long-term capital gains over net short-term capital losses (“capital gain distributions”), if any, will be distributed to the registered shareholders of the Fund at least annually. The Fund reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. With respect to capital gain distributions, the Fund’s policy is to offset any prior year capital loss carry forward against any realized capital gains, and, accordingly, no distribution of capital gains will be made until gains have been realized in excess of any such loss carry forward. As of September 30, 2016, the Funds were entitled to capital loss carry forwards as follows:

Fund	Capital Loss Carry forwards	Unlimited
		ST	LT
Japan	$—	$614,476	$1,072,675

The capital loss carry forwards include realized capital losses from the acquisition of other funds. Certain losses may be subject to annual limitations imposed by the Code. Therefore, it is possible that not all of the capital losses will be available for use. To the extent not yet utilized, such losses will be available to the Fund to offset future capital gains from 2017 through 2019. Capital loss carry forwards generated in taxable years beginning after 2010 will not be subject to expiration. The utilization of such losses may be subject to annual limitations under the Code.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

Dividends and distributions will be paid in additional Fund shares based on the net asset value at the Fund’s close of business on the dividend date or, unless the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in excess of $10 in cash.

Taxes

The Fund is qualified, intends to remain qualified and has elected to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Code for each taxable year. As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to U.S. Federal income tax on the part of its net ordinary income and realized net capital gains that it distributes to shareholders. The Fund intends to distribute substantially all of such income.

In order to remain qualified as a RIC, the Fund generally must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, proceeds from loans of securities, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income) and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount no greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), any two or more issuers of which the Fund owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities. As a RIC, the Fund will not be subject to U.S. Federal income tax on its income and net capital gains that it distributes provided that it distributes to shareholders an amount equal to at least 90% of its investment company taxable income, and 90% of its net tax exempt interest income, for the taxable year. The Fund intends to distribute sufficient income to meet this qualification requirement.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses (or if there is no net capital loss then any net long-term or short-term capital loss) and currency losses realized after October and ordinary its late-year ordinary loss (defined as the excess of the Fund’s post-October foreign currency and passive foreign investment company (“PFIC”) losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its net capital gains, i.e., net long-term capital gains in excess of its short-term capital losses for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it actually is paid during the calendar year or if it is declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, in the calendar year in which such dividend is declared rather than on the date on which the distributions are received.

If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Dividends paid by the Fund from its ordinary income and distributions of the Fund’s net realized short-term capital gains (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income, whether or not reinvested. The portion of such ordinary income dividends received from the Fund that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of the Fund’s gross income, exclusive of capital gains from the sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be reported as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year. Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such gains from certain transactions in futures and options) distributed to shareholders that a fund reports as capital gains dividends will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate is 15% for individuals with incomes below approximately $418,000 ($471,000 if married filing jointly), amounts adjusted annually for inflation, and 20% for individuals with any income above those amounts that is capital gain. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. If the Fund retains for investment an amount equal to all or a portion of its net capital gains (as defined above), it will be subject to a corporate tax on the amount retained. In that event, the Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

Special rules apply to regular dividends paid to individuals. A dividend may be subject to tax at the rates generally applicable to long-term capital gains for individuals, provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Also, dividends received by the Fund from a REIT or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Certain types of income received by the Fund from REITs, real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced US withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders. In addition, a tax-exempt shareholder could realize UBTI by virtue of, inter alia, its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain taxable at the maximum rate of 15% for individual shareholders with incomes below approximately $415,000 ($465,000 if married filing jointly), adjusted annually for inflation, and 20% for individuals with any income above those amounts that is capital gain if such shares were held for more than one year. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. To the extent not disallowed, any such loss will be treated as long-term capital loss if such shares were held for more than one year. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

Generally, any loss realized on a sale or exchange of shares of the Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of the Fund are exchanged within 90 days or, if earlier, January 31st of the following calendar year, after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund’s assets to be invested in various countries is not known. If more than 50% of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. Federal income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes (with such amount potentially subject to U.S. withholding tax, for non-U.S. shareholders). Shortly after any year for which it makes such an election, a Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder’s gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed. It is anticipated that the International Dividend Strategy Fund and the Japan Fund will qualify to pass through to its shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes paid, if any, by such Fund.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities (to the extent attributable to currency fluctuations) or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss. These gains, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.

If the Fund purchases shares of PFICs, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that the Fund may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by the Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for U.S. Federal income tax purposes (“marked-to-market”). OTC options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by the Fund from transactions in OTC options written by the Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by the Fund from transactions in OTC options purchased by the Fund generally has the same character as the property to which the option relates as in the hands of such Fund (or would have if acquired by the Fund). When call options written, or put options purchased, by the Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the OTC puts or increased by the premium received for OTC calls.

A substantial portion of the Fund’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides with respect to straddles (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules which may terminate the holding period of securities owned by the Fund when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

Code Section 1259 requires the recognition of gain (but not loss) if the Fund makes a “constructive sale” of an appreciated financial position (e.g., stock). The Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or identical property short, or enters into other similar transactions.

In general, gain or loss on a short sale, to the extent permitted, is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

The Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by the Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

The Fund may be required to backup withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. Federal income tax liability.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, tax-exempt interest dividends, or upon the sale or other disposition of shares of the Fund.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid and will be imposed on proceeds from the sale of property including U.S.-source dividends and returns paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to (i) enter into an agreement with the IRS that states that it will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

For non-U.S. shareholders of the Fund, distributions by the Fund that are attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation will be subject to 35% withholding and taxed to the shareholder as income effectively connected to a U.S. trade or business if the distributions are attributable to distributions from a REIT to the Fund. Disposition of Fund shares by non-U.S. shareholders will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of the Fund’s assets are invested in REITs and other U.S. real property holding corporations and the non-U.S. shareholder owns more than 5% of the outstanding shares of the Fund at any time during the five-year period ending on the date of disposition. These rules, other than the withholding rules, will apply notwithstanding the Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax, if applicable.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in the Fund. Qualification as a RIC under the Code for tax purposes does not entail government supervision of management and investment policies.

RETIREMENT PLANS

Shares of the Fund may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of the Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850 ext. 6074. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

Pension and Profit-Sharing Plans. Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Tax-Sheltered Custodial Accounts. Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

Traditional Individual Retirement Accounts. Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a “Traditional IRA”), including an account under a Simplified Employee Pension Plan, commonly referred to as a “SEP-IRA”. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension (“SARSEP”). A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee’s paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee’s income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

Savings Incentive Match Plan for Employees (“SIMPLE IRA”). This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee’s paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

Roth IRA. Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, in 2016, unmarried individuals with adjusted gross income of up to $117,000, and married couples who file a joint return and have joint adjusted gross income of up to $184,000, may contribute up to the maximum amount allowed to a Roth IRA. The maximum allowed contribution phases out above such amounts. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Coverdell Education Savings Accounts. Coverdell Education Savings Accounts were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, in 2016, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $190,000 may contribute up to $2,000 each year to a Coverdell Education Savings Account on behalf of a child under the age of 18. The $2,000 annual limit is phased out for unmarried individuals with adjusted gross income between $95,000 and $110,000, and for married individuals who file a joint return and have joint adjusted gross income between $190,001 and $220,000. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

Individual(k). The Individual(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001 (EGTRRA). The Individual(k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC Section 402(g). In addition, because of its smaller size, the Individual(k)  is also less complex and less costly than the typical multiple-employee 401(k) plan.

DESCRIPTION OF SHARES

Ownership of the Trust is represented by transferable shares of beneficial interest. The Declaration of Trust of the Trust (the “Declaration of Trust”) permits the Trustees to issue an unlimited number of full and fractional shares, $.01 par value, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

Currently, two investment funds of the Trust have been authorized pursuant to the Declaration of Trust: the International Dividend Strategy Fund and the Japan Fund. The International Dividend Strategy Fund has been divided into four classes of shares, designated as Class A, Class C, Class I and Class W shares. The Japan Fund has been divided into three classes of shares, designated as Class A, Class C and Class W shares. The Trustees may authorize the creation of additional series of shares so as to be able to offer to investors additional investment portfolios within the Trust that would operate independently from the Trust’s present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. The Fund’s shares represents the interests of the shareholders of that series in a particular portfolio of Trust assets. In the future, the Trustees may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

Shareholders are entitled to a full vote for each full share held. The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees, and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees. Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Also, a shareholders’ meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust. In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All series of shares will vote with respect to certain matters, such as election of Trustees. When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Fund’s policies, only shareholders of the series affected by the matter may be entitled to vote.

All classes of shares of the Fund are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge and a distribution fee, (iii) Class C shares are subject to a CDSC and a distribution fee; (iv) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class (v) Class I shares and Class W shares are not subject to any sales charge or any distribution fee, and (vi) each class of shares will be exchangeable only into the same class of shares of any of the other Funds or other AIGFs, not including SASFR where exchanges are only permitted for Class A shares, that offers that class. All shares of the Trust issued and outstanding and all shares offered by each Prospectus when issued are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust. In addition, shares have no conversion rights, except as described above.

The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust. The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

Under Massachusetts law, shareholders of a trust, such as the Trust, in certain circumstances may be held personally liable as partners for the obligations of the trust. However the Declaration of Trust, pursuant to which the Trust was organized, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification out of the Trust’s property for any shareholder held personally liable for any Trust obligation. Thus, the risk of a shareholder being personally liable as a partner for obligations of the Trust is limited to the unlikely circumstance in which the Trust itself would be unable to meet its obligations.

ADDITIONAL INFORMATION

Reports to Shareholders

The Trust sends audited Annual and unaudited Semi-Annual reports to shareholders of the Fund. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Fund to confirm transactions in the account.

Custodian and Transfer Agent

State Street, One Lincoln Street, Boston, MA 02111, serves as Custodian and Transfer Agent for the Fund and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Fund. Transfer Agent functions are performed for State Street by BFDS, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, TX 77002 serves as the Trust’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Trust.

Legal Counsel

The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to the Funds.

FINANCIAL STATEMENTS

Class W shares have not commenced operations as of the date of this SAI. As a result, financial statements are not available.

APPENDIX

DESCRIPTION OF CREDIT RATINGS

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales

Long-Term Obligation Ratings

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Short-Term Obligation Ratings

Moody’s short-term ratings are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of S&P Global Ratings, a Division of S&P Global Inc., Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise we impute; and

•	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR

This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.